UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_|    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
          (AS PERMITTED BY RULE 14A-6(E)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                                 INTERLAND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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          PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION  CONTAINED
          IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                                 INTERLAND, INC.
                     303 PEACHTREE CENTER AVENUE, SUITE 500
                             ATLANTA, GEORGIA 30303

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                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

     Notice is Hereby Given that the 2006 Annual Meeting of Shareholders of Interland, Inc., a Minnesota corporation ("Interland" or the "Company"), will be held on March 31, 2006, at 10:00 a.m., Eastern Time, at the Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303, for the following purposes:

     1. To elect directors to serve until their successors are elected and qualified.

     2. To approve an amendment to the Company 's Articles of Incorporation to increase the authorized number of shares of Capital Stock from 21,000,000 to 26,000,000 shares.

     3. To approve a proposal to adopt the Interland, Inc. 2006 Equity Incentive Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     These items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on February 17, 2006 are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

     All shareholders are cordially invited to attend the meeting in person. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker, bank or other nominee must bring a statement from the broker, bank or nominee confirming their ownership of the Company's common stock.

     To ensure your representation at the meeting in the event you cannot attend, you are urged to return a proxy as soon as possible. Shareholders may vote, sign, date and return the enclosed proxy in the postage-prepaid envelope provided. As an alternative to using the paper proxy to vote, shareholders may vote electronically via the Internet or by telephone. Please see the proxy statement for additional details. Shareholders attending the meeting may vote in person, even if they have returned a proxy.

     Financial and other information about the Company is contained in the enclosed Annual Report on Form 10-K, as amended, for the fiscal year ended August 31, 2005.

                                  By Order of the Board of Directors,


                                  /s/ Jonathan B. Wilson
                                  -----------------------------------
                                  Jonathan B. Wilson
                                  Corporate Secretary

Atlanta, Georgia
March 8, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                 INTERLAND, INC.
                     303 PEACHTREE CENTER AVENUE, SUITE 500
                             ATLANTA, GEORGIA 30303
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       2006 ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

GENERAL

     The enclosed proxy is solicited on behalf of the board of directors of Interland, Inc., a Minnesota corporation (the "Company"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held on March 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment or postponement of the meeting. The meeting will be held at the Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303. The purposes of the meeting are described in this proxy statement and the accompanying Notice of 2006 Annual Meeting of Shareholders. This proxy statement and the enclosed proxy are first being mailed on or about March 8, 2006 to all shareholders entitled to vote at the meeting. An Annual Report to shareholders for the fiscal year ended August 31, 2005 is enclosed with this proxy statement.

     The Company's principal executive offices are located at 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303 and its telephone number is
(404) 260-2477.

VOTING OF PROXIES

     By executing and returning the proxy either by returning the paper proxy or by submitting your proxy by telephone or electronically via the Internet, you are authorizing Jeffrey M. Stibel, Gonzalo Troncoso and Jonathan B. Wilson to
represent   you  and  vote  your  shares  at  the  meeting   according  to  your
instructions.

     Shareholders with shares held directly or in an account at a brokerage firm may vote those shares by calling the telephone number or accessing the Internet site referenced in your voting form. Votes submitted electronically by the Internet or telephone must be received by midnight, Eastern Time, on March 30, 2006.

     The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that the shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

     The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. Shareholders holding shares in the name of a broker or other nominee who wish to vote in person at the meeting must bring a statement from the broker or nominee confirming ownership of the Company's common stock.

REVOCABILITY OF PROXIES

     A person giving a proxy may revoke it at any time before it is voted by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the meeting, the shareholder must bring to the meeting a statement from the broker, bank or other nominee confirming that shareholder's beneficial ownership of shares.

EXPENSES OF SOLICITING PROXIES

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees may solicit proxies personally or by telephone, facsimile, telegram or by electronic means without additional compensation. The costs of soliciting proxies will be borne by the Company.

INFORMATION REGARDING OUR FISCAL YEAR

     On January 1, 2006, the Company changed from a fiscal year ending August 31 to a calendar year end. Consequently, the Company had a four-month transition period from September 1, 2005 through December 31, 2005 (which is referred to in this proxy statement as the "Transition Period" or "2005-T"). The information in this proxy statement generally provides information as to the four-month Transition Period as well as some information related to the full year from September 1, 2004 through August 31, 2005 (which is referred to in this proxy statement as "Fiscal 2005"). References to years prior to 2005 are references to fiscal years. For financial and other information about the Company for Fiscal 2005, please see the Company's Annual Report on Form 10-K, as amended, filed with the SEC. A copy is enclosed. For financial information regarding the Transition Period, please refer to the Company Form 10-Q filed with the SEC on February 9, 2006.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

RECORD DATE

     Only shareholders of record at the close of business on February 17, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

OUTSTANDING SHARES

     The Company has only one class of stock outstanding, the Company's common stock, $0.01 par value per share. As of the Record Date, 16,580,736 shares of common stock were issued and outstanding.

VOTING RIGHTS

     Each shareholder is entitled to one vote for each share of common stock held as of the Record Date for all matters. A majority of all votes eligible to be cast is required to establish a quorum for the transaction of business at the meeting. Shares that are voted "for," "against," "withhold" or "abstain" are treated as present at the meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the meeting (the "Votes Cast") with respect to each matter. Abstentions will have the same effect as votes against a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. This means that a broker non-vote will not affect the outcome of the voting on a proposal.

     There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth ownership information with respect to the common stock of the Company, as of February 17, 2006, with respect to (i) persons known by the Company to beneficially own more than 5% of the Company's common stock, (ii) each director and director nominee of the Company, (iii) each Named Executive Officer of the Company listed in the "Summary Compensation Table" below, and (iv) all current directors and executive officers of the Company as a group.

                                                              INTERLAND, INC.
                                                               COMMON STOCK
                                                    -------------------------------------
                                                     AMOUNT AND NATURE OF        PERCENT
         NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)     OF CLASS
-----------------------------------------------------------------------------------------
PAR Investment Partners, L.P. (2)                            2,000,000             12.1%
Dimensional Fund Advisors, Inc. (3)                          1,259,412              7.6
Kinderhook Partners, LP (4)                                    989,637              6.0
Seymour Holtzman / S. H. Holdings, Inc. (5)                    918,172              5.5
Jeffrey M. Stibel (6)                                          779,446              4.6
Joel J. Kocher (7)                                             273,655              1.6
Robert T. Slezak (8)                                           118,150                *
Robert Lee (9)                                                  68,500                *
John B. Balousek (10)                                           71,400                *
Alex A. Kazerani (11)                                           55,000                *
John Patrick Crecine (12)                                       32,300                *
Gonzalo Troncoso (13)                                           28,193                *
Jonathan Wilson (14)                                            23,005                *
Glenn R. Hofmann (15)                                           22,686                *
Richard A. Pitrolo (16)                                         15,000                *
Efrem Gerszberg (17)                                            10,000                *
Denise R. Grey                                                       0                *
Allen L. Shulman                                                     0                *
All current directors and executive
    officers as a Group (12 persons) (18)                    2,392,821             13.7%

-----------------------------------------------------------------------------------------
    *   Less than 1%


1. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

2. Information is based in part on Schedule 13G filed on February 12, 2002 by PAR Investment Partners, L.P. Represents 2,000,000 shares held by PAR Investment Partners, L.P. ("PAR Investment"), of which PAR Group, L.P. is a general partner. PAR Capital Management, Inc. provides investment management services for PAR Investment. Edward L. Shapiro, who served as a member of the Board of Directors of Interland from March 2002 to August 2005, is a Vice President and shareholder of PAR Capital Management, Inc., and a limited partner of PAR Group, L.P. PAR Capital Management, Inc. is a reporting company under the Exchange Act. The principal office for PAR Investment, PAR Group, L.P. and PAR Capital Management, Inc. is One Financial Center, Suite 1600, Boston, Massachusetts 02111.

3. Information is based on Schedule 13G filed on February 6, 2006. Dimensional Fund Advisors, Inc. is the institutional investment manager for the following funds which hold the stock: DFA US Small Cap Value Portfolio; DFA Tax-Managed US Small Cap Value Portfolio; DFA US Micro Cap Portfolio; DFA US Small Cap Portfolio; DFA Tax-Managed US Small Cap Portfolio; DFA Tax-Managed US Marketwide Value Portfolio; DFA Variable-Small Value Portfolio; DFA Tax-Managed US Equity Portfolio; SA US Small Company Fund; and DFA US Small Xm Value Portfolio. The principal office for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

4. Information is based on Schedule 13G filed on January 9, 2006. The Schedule 13G indicates that the shares are beneficially owned by Kinderhook Partners, LP, Kinderhook GP, LLC, its general partner and Stephen J. Clearman, its managing member. The principal office for Kinderhook Partners, LP is 1 Executive Drive, Suite 160, Fort Lee, New Jersey 07024.

5. Includes 22,000 shares subject to options held by Mr. Holtzman that are exercisable within 60 days after February 17, 2006. Information is based in part on Schedule 13D filed jointly by Mr. Holtzman, Jewelcor Management, Inc. and S.H. Holdings, Inc. on July 21, 2004. Includes 896,172 shares held by S.H. Holdings, Inc., which, in turn, are beneficially owned by Jewelcor Management Inc. (JMI). Mr. Holtzman may be deemed to have shared voting and investment power over the 896,172 shares beneficially owned by JMI, of which Mr. Holtzman is the chairman, president and chief executive officer and indirectly, with his wife, the primary shareholder. The principal office for both companies is 100 N. Wilkes Barre Blvd., Wilkes Barre, Pennsylvania 18702.

6. Includes 424,998 shares subject to options held by Mr. Stibel that are exercisable within 60 days after February 17, 2006.

7. Includes 244,510 shares subject to options held by Mr. Kocher that are exercisable within 60 days after February 17, 2006.

8. Includes 33,300 shares subject to options held by Mr. Slezak that are exercisable within 60 days after February 17, 2006.

9. Includes 42,200 shares subject to options held by Mr. Lee that are exercisable within 60 days after February 17, 2006.

10. Includes 42,200 shares subject to options held by Mr. Balousek that are exercisable within 60 days after February 17, 2006.

11. Includes 10,000 shares subject to options held by Mr. Kazerani that are exercisable within 60 days after February 17, 2006.

12. Includes 32,300 shares subject to options held by Dr. Crecine that are exercisable within 60 days after February 17, 2006.

13. Includes 25,358 shares subject to options held by Mr. Troncoso that are exercisable within 60 days after February 17, 2006.

14. Includes 21,548 shares subject to options held by Mr. Wilson that are exercisable within 60 days after February 17, 2006.

15. Includes 22,686 shares subject to options held by Mr. Hofmann that are exercisable within 60 days after February 17, 2006.

16. Includes 15,000 shares subject to options held by Mr. Pitrolo that are exercisable within 60 days after February 17, 2006.

17. Includes 10,000 shares subject to options held by Mr. Gerszberg that are exercisable within 60 days after February 17, 2006. Does not include shares held by Jewelcor Management, Inc. and S. H. Holdings, Inc. Mr. Gerszberg is an officer of Jewelcor Management, but does not exercise control over its securities.

18. Includes 946,100 shares subject to options that are exercisable within 60 days after February 17, 2006.

                        DIRECTORS AND EXECUTIVE OFFICERS

AS DESCRIBED UNDER PROPOSAL ONE BELOW, PROXIES WILL BE VOTED FOR THE ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS TO SERVE UNTIL THE NEXT REGULAR MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE BOARD OF DIRECTORS HAS NO REASON TO BELIEVE THAT ANY OF THE NOMINEES WILL BE UNAVAILABLE FOR SERVICE IF ELECTED, BUT IF ANY ARE UNAVAILABLE, PROXIES MAY BE VOTED FOR SUCH SUBSTITUTE AS THE BOARD MAY DESIGNATE.

    Name                            Age    Position
    ----                            ---    --------
    Jeffrey M. Stibel                32    Chief Executive Officer and Director
    Seymour Holtzman                 70    Chairman of the Board of Directors
    John B. Balousek                 60    Director
    John Patrick Crecine, PhD        66    Director
    Efrem Gerszberg                  31    Director
    Alex Kazerani                    32    Director
    Robert Lee                       57    Director
    Robert T. Slezak                 48    Director

     JEFFREY M. STIBEL was appointed President and Chief Executive Officer of Interland and a member of the Board of Directors in August 2005. From August 2000 to August 2005, Mr. Stibel held executive positions at United Online, Inc. (NASDAQ: UNTD), a technology company that owns and operates branded ISPs (NetZero, Juno and BlueLight Internet) and Web services (Classmates.com, MySite, PhotoSite and FreeServers). Mr. Stibel was most recently Senior Vice President overseeing Web hosting, email, online digital photos, search and domain registration across United Online's numerous brands. Prior to working for United Online, from September 1999 to August 2000, Mr. Stibel was Chairman and CEO of Simpli.com Inc., a search and marketing technology company currently owned by ValueClick, Inc. (NASDAQ: VCLK). Mr. Stibel previously worked at GTE (Verizon) on SuperPages, an online yellow pages and eCommerce business directory. In addition, he has worked in mergers and acquisitions at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and in marketing for The Greenfield Consulting Group. He currently serves on the board of directors for several private companies. Mr. Stibel received a master's degree from Brown University and studied business and brain science at MIT's Sloan School of Management and at Brown University, where he was a Brain and Behavior Fellow.

     SEYMOUR HOLTZMAN was appointed as Chairman of the Board of Directors of Interland in August 2005. For many years, he has been the President and Chief Executive Officer of Jewelcor, Incorporated, a former New York Stock Exchange company that operated a chain of retail stores. He is Co-Chairman of the Board of Directors of George Foreman Enterprises, Inc. (OTC: GFME), formerly MM Companies, Inc. (OTC: MMCO). He has held the position of Chairman and now Co-Chairman since January 2001 and was appointed Chief Executive Officer in June 2004. Mr. Holtzman has also been a director and Chairman of the Board of Casual Male Retail Group, Inc. since April 2000. Mr. Holtzman currently serves as
Chairman and Chief Executive Officer of each of Jewelcor Management, Inc., a company primarily involved in investment and management services; C.D. Peacock, Inc., a Chicago, Illinois retail jewelry establishment; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois. From 1986 to 1988, Mr. Holtzman was Chairman of the Board and Chief Executive Officer of Gruen Marketing Corporation, an American Stock Exchange listed company involved in the nationwide distribution of watches.

     JOHN B. BALOUSEK has served as a member of the Board of Directors since August 1999. He currently serves as a director on the boards of Aptimus, Inc. and Central Garden & Pet Company (NASDAQ: CENT), both publicly held companies, and several privately held firms. From 1998 to 1999, Mr. Balousek served as Executive Vice President and a founder of PhotoAlley.com, a San-Francisco-based start-up company providing electronic commerce services. He served as Chairman and CEO of True North Technologies, a digital and interactive services company of True North Communications, parent company of Foote Cone & Belding Communications, Inc., a global advertising and communications company, from March to July 1996. Mr. Balousek continued to serve as a director of True North Communications until January 1997. From 1991 to February 1996, he served as President, Chief Operating Officer and Director of Foote Cone & Belding Communications.

     DR. JOHN PATRICK CRECINE became a director of Interland in November 2003. Dr. Crecine is Chief Executive Officer of B.P.T., Inc., a private investor, and consultant. He was President of the Georgia Institute of Technology from 1987 to mid-1994. Previously he served as a Professor at the University of Michigan and founding director of the Institute of Public Policy Studies from 1965 to 1975. Dr. Crecine became Dean of the College of Humanities and Social Sciences at Carnegie Mellon University in 1976, a position he held until 1983 when he became the University's Provost and Senior Vice President for Academic Affairs. He held that position until his Georgia Tech appointment. He is a member of the Board of the Georgia Department of Industry, Trade and Tourism. Dr. Crecine was also a Director of INTERMET Corporation, formerly a publicly held company, from 1993 to November, 2005.

     EFREM GERSZBERG was appointed to Interland's Board of Directors in August 2005. He has been the President and Chief Operating Officer of George Foreman Enterprises, Inc. (OTC: GFME), formerly MM Companies, Inc. (OTC: MMCO), since May 2004. In addition, in August 2005, Mr. Gerszberg was appointed as a member of the Board of Directors of George Foreman Enterprises. Since 2003, Mr. Gerszberg has been the Chief Operating Officer of Jewelcor Management Inc., an entity primarily engaged in investment and management services. Prior to Jewelcor Management, from 1999 through 2003, Mr. Gerszberg was a proprietary trader of equities and futures for JP Capital, Carlin Trading and Schoenfeld Securities. Since its inception in 1993, Mr. Gerszberg has served on the Board of Directors and Strategic Advisory Panel of Ecko Unlimited, a privately held young men's apparel company. Mr. Gerszberg earned his J. D. from Rutgers School of Law.

     ALEX KAZERANI was appointed to Interland's Board of Directors in August 2005. Mr. Kazerani has founded and successfully led a number of business initiatives including KnowledgeBase.net and HostPro, Inc. (which was acquired by the Company in 1999) and has extensive experience developing and designing technology solutions and operations for web hosting applications and data center build-outs. Mr. Kazerani is currently Vice President of Talisma's KnowledgeBase Group. From March 2001 to March 2005, Mr. Kazerani was Chairman and Chief Executive Officer of KnowledgeBase Solutions, Inc., prior to its acquisition by Talisma. In addition to this position, Mr. Kazerani is a partner in several venture capital funds and was a finalist at the 2005 Ernst & Young Entrepreneur of the Year award. Mr. Kazerani earned a B.A. degree in International Relations and Economics from Tufts University.

     ROBERT LEE has served as a member of the Board of Directors since April 1999. He is currently also a director on the boards of Blue Shield of California, Broadvision, Inc. (NASDAQ: BVSN) and Netopia, Inc. (NASDAQ: NTPA) From 1995 to May 1998, he served as President of Business Communications Services for Pacific Bell. Mr. Lee also served as Executive Vice President, California Market Group, for Pacific Bell from 1993 to 1995.

     ROBERT T. SLEZAK has served as a member of the Board of Directors since August 2001. He currently also serves as a director on the boards of Matrix Bancorp Inc. and Pegasus Communications Corp., both publicly held companies. Mr. Slezak has worked as an independent management consultant since November 1999. From October 1989 to November 1999, he served as Chief Financial Officer of Ameritrade Holding Corporation, managing the accounting, finance, tax, mergers and acquisitions and regulatory reporting functions of this online brokerage firm.

     Set forth below is information regarding senior executives of the Company who are not also directors, as well as other key management personnel. The Board of Directors has determined that the Company's executive vice presidents and its General Counsel are executive officers. Biographical information regarding the senior vice presidents is for informational purposes only:

     GONZALO TRONCOSO, age 43, serves as Executive Vice President and Chief Financial Officer for Interland. Mr. Troncoso brings diverse finance and accounting experience having held posts in the US, Europe and Latin America. Before joining Interland in 2001, he was Chief Financial Officer of SRC International from 1986 to 1997, Director of Global Acquisitions for Chatham Technologies International from 1997 to 1998 and Finance Director at both Anixter International and PSINet. He also held several mid-management positions at Colgate-Palmolive's Colombian subsidiary. Mr. Troncoso earned a Bachelor's Degree in Finance & Accounting from Universidad Javeriana in Colombia and holds an MBA from St. Joseph's University in Philadelphia.

     RICHARD PITROLO, age 46, serves as Executive Vice President and Chief Operating Officer. From November 2003 until his appointment as Executive Vice President and Chief Operating Officer in October 2005, Mr. Pitrolo served as Vice President of Service Delivery, overseeing all functions of the Service Delivery team. Prior to Interland, he served as Vice President of North America CRM Operations for Stream International (Solectron), from November 2002 to November 2003 and vice President of Operations Planning from June 2000 to
November 2002. He also served as the Director of Operations and Support for Inacom from August 1998 to June 2000, President and General Manager of PC Technology Services from June 1997 to July 1998, and Manager of Advanced
Services at Gateway 2000 from April 1995 to June 1997. Mr. Pitrolo holds a Bachelor's Degree in Business Administration from the University of Central Oklahoma.

     VIKAS RIJSINGHANI, age 37, serves as Senior Vice President and Chief Technology Officer, a position he has held since December 2005. Mr. Rijsinghani has created and led technology divisions at several companies. He was Chief Technology Officer and a founding member of VerticalOne Corporation which was sold to S1 Corporation (NASDAQ: SONE) and was Chief Technology Officer at
Proficient Systems. Previously, Mr. Rijsinghani was President of Neoglyphics Media Corporation, a website design and consulting firm. In addition, he held various senior technology management roles at Sun Microsystems and PriceWaterhouse. He graduated from Cornell University with dual degrees in Computer Science and Electrical Engineering.

     JUDY HACKETT, age 46, serves as Senior Vice President and Chief Marketing Officer, a position she has held since December 2005. She was Chief Marketing Officer at CareerBuilder, an online and print recruitment company co-owned by Tribune (NYSE:TRB), Knight Ridder (NYSE:KRI) and Gannett (NYSE:GCI) from November 2001 to March 2002 where she led consumer marketing, corporate communications, and product development. Prior to CareerBuilder, Ms. Hackett was Senior Vice President of Marketing and Communications at HeadHunter.NET from May 1998 to November 2001 and helped take the company public in 1999. Ms. Hackett was Senior Vice President of Marketing and Advertising for TBS Superstation and has held several roles in advertising and marketing at television stations. Ms. Hackett has received numerous industry awards in her career including an EMMY, ADDY, PRSA Phoenix Award and Promax/BPME Gold Medallion. She graduated from Kent State University with a degree in Journalism.

     JONATHAN B. WILSON, age 40, serves as Senior Vice President and General Counsel for Interland, a position he has held since October 2005. Mr. Wilson joined Interland in 2001 as Assistant General Counsel and was promoted to General Counsel in January 2004. Prior to joining Interland, Mr. Wilson was the General Counsel of an Internet start-up after more than ten years of large firm private practice with Atlanta firms including King & Spalding. Mr. Wilson is the Chair of the Internet Industry Committee for the ABA's Public Utility, Communications and Transportation Law Section and has served in that capacity since founding the committee in 1997. Mr. Wilson is a co-author and co-editor of Internet Forms and Commentary: A Practitioner's Guide to E-Commerce Contracts and the World Wide Web (American Bar Association: 2003) and is the author of Out of Balance: Prescriptions for Reforming the American Litigation System (2005). He earned his J.D. from George Washington University and graduated Phi Beta Kappa from William and Mary.

     JAMES CARRINGTON, age 53, serves as Senior Vice President of Sales and Business Development for Interland, a position he has held since October 2005. Mr. Carrington was Vice President of Sales at SwitchBoard from December 2003 to December 2004 where he developed and implemented a national and local sales strategy which significantly increased sales and revenues. Mr. Carrington is a 15 year veteran of Monster Worldwide where he was Vice President of Sales from 1998 to 2003 and has extensive experience creating results-driven sales organizations focusing on both direct and indirect channels. Mr. Carrington earned a Bachelor's Degree in Liberal Arts from Assumption College and also holds Masters Degree in Psychology from Anna Maria College.

     PETER DELGROSSO, age 32, joined the Company as Vice President of Corporate Communications in August, 2005. Prior to Interland, Mr. Delgrosso held management positions with United Online, Inc., an internet service provider, from August 2000 to July 2005, including serving as the Vice President of Corporate Communications from April to July 2005. From September 1999 to August 2000, Mr. Delgrosso served as Director of Corporate Communications for Simpli.com, Inc., a marketing and technology firm.

     CHRIS NOWLIN, age 32, serves as Senior Vice President of Human Resources for Interland, a position he has held since October 2005. Mr. Nowlin joined Interland from HostPro in 1999 and has served in several human resources leadership positions, including Director of Compensation, followed by Director of Human Resources. Prior to joining Interland in 1999, he served in a multitude of human resources leadership positions for the Automobile Club of Southern California. Mr. Nowlin earned a Bachelor's Degree in Sociology & Business from Pepperdine University and also holds an MBA from Pepperdine University's, Graziadio School of Business and Management.

                              CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The board of directors currently consists of nine directors. The number of directors has been reduced to eight, effective as of the annual meeting. The board has determined that the following seven directors are "independent" as defined under Rule 4200(a)(15) of the NASDAQ listing standards: John B. Balousek, John Patrick Crecine, PhD, Efrem Gerszberg, Seymour Holtzman, Alex
Kazerani, Robert Lee, and Robert T. Slezak. The independent directors hold regular executive sessions without management. During the Transition Period ended December 31, 2005, the board of directors held a total of two meetings and during Fiscal 2005 held a total of 12 meetings and also took action by written consent. Each member of the board of directors who served on the board during the Transition Period ended December 31, 2005 attended more than 75% of the meetings of the board of directors and committees of the board of which he was a member. The board of directors maintains standing Nominating, Audit and Compensation Committees. The members of the committees are listed below.

      Audit Committee                    Nominating Committee           Compensation Committee
      ---------------                    --------------------           ----------------------

      Robert T. Slezak, Chairman         Robert Lee, Chairman           Robert Lee, Chairman
      John B. Balousek                   John B. Balousek               John B. Balousek
      John Patrick Crecine               John Patrick Crecine           Efrem Gerszberg
                                         Robert T. Slezak               Alex Kazerani

     Nominating Committee. The board has a Nominating Committee consisting of John B. Balousek, John Patrick Crecine, Robert Lee, and Robert T. Slezak, each of whom is an "independent director" as defined by the NASDAQ Stock Market. During the Transition Period the Nominating Committee held no meetings and held one meeting during Fiscal 2005. The Nominating Committee assists the board in establishing qualification criteria for the Company's non-employee directors, identifying and evaluating candidates for nomination to the shareholders for election to the board of directors, and developing and recommending to the board corporate governance guidelines and procedures applicable to the Company. The Nominating Committee operates under a written charter setting out its functions and responsibilities. A current copy can be viewed on the Company's website at http://www.interland.com/legal/mission.asp.

     The   Nominating   Committee  has   established   the   following   general
qualifications criteria for the Company's directors:

          o The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities and assist the board in fulfilling its responsibilities.

          o    Because  a mix of  viewpoints  and  ideas  enhances  the  board's ability to function effectively, the diversity of the board should be considered when considering potential nominees. Potential nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prohibited by law.

          o Nominations shall be in accordance with the procedures prescribed by the bylaws.

          o    At least a majority of the directors shall be independent.

          o Each director must be an individual of the highest character and integrity, with an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others.

          o Each director must have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency.

          o A nominee should have demonstrated the business acumen, experience and ability to use sound judgment and to contribute to the effective oversight of the business and financial affairs of a large, multifaceted, global organization.

          o A nominee should be committed to understanding the Company and its industry and to spending the time necessary to function effectively as a director, including regularly attending and participating in meetings of the board and its committees.

          o A nominee should neither have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

          o A nominee should have independent opinions and be willing to state them in a constructive manner.

In addition, the Nominating Committee from time to time establishes and modifies specific criteria desirable to be represented on the board including knowledge and experience in business strategy, leadership, industry experience, finance and audit, and other skills beneficial to the business objectives of the Company.

     The board is responsible for selecting director nominees on behalf of the Company, with the assistance of the Nominating Committee. The Nominating Committee will consider nominees for directors properly proposed by shareholders. Any shareholder who desires to propose a candidate for consideration by the Nominating Committee should include in that shareholder's proposal at a minimum the nominee's name and qualifications for board membership. Proposed candidates must be received by the deadline for inclusion of shareholder proposals in the proxy statement, as described at "Shareholder Proposals" below. We anticipate that the deadline for such proposals for the 2007 Annual Meeting will be November 8, 2006, but this deadline could change if the date of the 2007 Annual Meeting changes. These proposals should be addressed to:

                               Corporate Secretary
                                 Interland, Inc.
                     303 Peachtree Center Avenue, Suite 500
                             Atlanta, Georgia 30303

     The Nominating Committee may from time to time use a variety of methods for identifying and evaluating nominees for director. In the past, the Company's board of directors has assessed and in the future the Company's Nominating Committee is expected to assess the appropriate size of the board, expected vacancies on the board and the availability of desirable candidates for appointment to the board. Candidates may come to the attention of the Nominating Committee through current board members, management, professional search firms, shareholders and other persons. The Company has not engaged any third parties to identify or assist in finding candidates. The board has not received any outside nominations or candidates for this Annual Meeting.

     Compensation Committee. The Company maintains a Compensation Committee. The members of the Compensation Committee are John B. Balousek, Efrem Gerszberg, Alex Kazerani, and Robert Lee. During the Transition Period ended December 31, 2005, the Compensation Committee held one meeting and during Fiscal 2005 held six meetings and also took action by written consent. The Compensation Committee operates under a written charter setting out its functions and responsibilities.

     Audit Committee. The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). John B. Balousek, John Patrick Crecine, and Robert T. Slezak are members of the Audit Committee. The Company's board of directors has determined that all members of the Company's Audit Committee are "independent" as defined in Rules 4200(a)(15) of the NASDAQ listing standards.

     During the Transition Period ended December 31, 2005, the Audit Committee held one meeting and also took action by written consent. During Fiscal 2005, the Audit Committee held nine meetings. The Audit Committee operates under a written charter setting out its functions and responsibilities. A copy of that charter is attached hereto as Appendix B.

     Audit Committee Financial Expert. The Company's board of directors has determined that in its judgment, Mr. Slezak qualifies as an "audit committee financial expert" in accordance with the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). An audit committee financial expert is a person who has (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls over and procedures for financial reporting; and (5) an understanding of audit committee functions.

COMMUNICATIONS WITH DIRECTORS

     Shareholders may communicate with the Company's directors in writing via mail to Interland, Inc., 303 Peachtree Center Avenue, Suite 500, Atlanta, GA 30303, Attention: Board Members. If directed to one or more specific members of the Board of Directors, the name or names should be given. All shareholder messages will be forwarded directly to the directors specified by the shareholder and a copy supplied to the Company's Secretary. As of the date of this proxy statement, no material action has been taken by the board as a result of a shareholder communication.

DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS

     At last year's Annual Meeting of shareholders, Jeffrey M. Stibel was in attendance. The board does not have a formal policy on director attendance at shareholder meetings.

CODE OF CONDUCT

     All employees and directors of the Company, including the Company's Chief Executive Officer, Chief Financial Officer and principal accounting officer or controller, are required to comply with the Interland, Inc. Code of Conduct. This Code is available on the legal notices page of the Company's web site at www.Interland.com. The Company will disclose on its web site any amendments to or waivers from provisions of the Code as required by the rules of the Securities and Exchange Commission and the NASDAQ Stock Market. The board of directors has also established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. These procedures
are        outlined        on       the        Company's        website       at
http://www.interland.com/legal/available.asp. Complaints regarding these matters will be reviewed under Audit Committee direction and oversight.


                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three full fiscal years and the Transition Period for services rendered to the Company, its predecessors and its subsidiaries, awarded to or earned by any individual who served as Chief Executive Officer of the Company during the Transition Period ended December 31, 2005 and each of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of the Transition Period ended December 31, 2005, whose combined salary and bonus earned in the twelve month period ended December 31, 2005, exceeded $100,000 and two former executive officers who were no longer officers at fiscal year end but who would have been among the most highly compensated executive officers for that twelve month period (collectively, the "Named Executive Officers").

                                          SUMMARY COMPENSATION TABLE

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                           ANNUAL COMPENSATION                         AWARDS
                                               ---------------------------------------------------  -------------
                                                                                    0THER ANNUAL    SECURITIES
                                                                                      COMPEN-       UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION     FISCAL YEAR       SALARY (1)          BONUS         SATION (3)        OPTIONS        COMPENSATION(4)
------------------------------- ------------   ----------------- --------------- -----------------  --------------  ----------------

   JEFFREY M. STIBEL               2005(T*)     $        - (5)    $   37,500 (6)     $        -              -        $       -
   President & Chief Executive     2005         $        - (5)    $        -         $        -      1,700,000 (7)    $       -
   Officer                         2004         $        -        $        -         $        -              -        $       -
                                   2003         $        -        $        -         $        -              -        $       -


   GONZALO TRONCOSO                2005(T*)     $   63,269        $        -         $        -       50,000  (8)     $       -
   Executive Vice President,       2005         $  166,154        $   37,800         $        -       10,000  (9)     $       -
   Chief Financial Officer         2004         $  141,923        $   18,000         $        -        6,000  (9)     $       -
                                   2003         $        -        $        -         $        -            -          $       -


   RICHARD A. PITROLO              2005(T*)     $   62,500        $        -         $        -       50,000  (8)     $       -
   Executive Vice President,       2005         $  175,000        $   42,000         $        -            -          $       -
   Chief Operating Officer         2004         $  142,788        $   47,272 (10)    $        -       15,000  (9)     $  15,406 (11)
                                   2003         $        -        $        -         $        -            -          $       -


   GLENN R. HOFMANN                2005(T*)     $   58,846        $        -         $        -       25,000  (8)     $  85,000 (13)
   Former Senior Vice President,   2005         $  160,769        $   35,700         $        -       10,000  (9)     $       -
   Products & Technology (12)      2004         $        -        $        -         $        -            -          $       -
                                   2003         $        -        $        -         $        -            -          $       -


   JONATHAN B. WILSON              2005(T*)     $   58,808        $        -         $        -       25,000  (8)     $      -
   Senior Vice President,          2005         $        -        $        -         $        -            -          $      -
   General Counsel                 2004         $        -        $        -         $        -            -          $      -
                                   2003         $        -        $        -         $        -            -          $      -


   ALLEN L. SHULMAN                2005(T*)     $   49,269        $        -         $        -            -          $      -
   Former President & Chief        2005         $  274,231        $        -         $        -       20,000  (9)     $362,500 (13)
   Operating Officer (14)          2004         $  256,401        $        -         $        -        6,000  (9)     $      -
                                   2003         $  251,750        $   84,966         $        -       27,500  (9)     $  1,926


   DENISE R. GREY                  2005(T*)     $   29,077        $        -         $        -            -          $115,000 (13)
   Former Vice President,          2005         $        -        $        -         $        -            -          $      -
   Sales & Marketing (14)          2004         $        -        $        -         $        -            -          $      -
                                   2003         $        -        $        -         $        -            -          $      -



------------------------------------------------------------------------------------------------------------------------------------

(T*) Refers to the  Transition  Period from  September  1, 2005 to December  31,
     2005.

(1)  Includes   compensation  deferred  by  the  employee  under  the  Company's qualified 401(k) retirement plans.

(2) Includes amounts paid under the Company's profit sharing plans and amounts awarded and paid under the Management and Executive Incentive Plan (the "Incentive Plan," formerly the Micron Electronics, Inc. Executive Bonus
     Plan) for fiscal 2004 and earned and paid under the Incentive Plan for prior fiscal years.

(3) Excludes certain perquisites and other amounts that in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for the officer.

(4) Except as otherwise noted, consists of matching contributions made by the Company under qualified 401(k) retirement plans.

(5)  Executive has voluntarily elected to receive no base salary.

(6) Represents performance bonus earned by Mr. Stibel (terms outlined in employment agreement).

(7) Represents options issued as an "inducement grant" under NASDAQ Rule 4350(i)(1)(A)(iv) and pursuant to that certain Option Agreement dated as of July 28, 2005 between the Company and Mr. Stibel.

(8) Represents options to purchase shares of the Company's common stock granted under the Company's 2005 Equity Incentive Plan

(9) Represents options to purchase shares of the Company's common stock granted under the Company's 2002 Equity Incentive Plan.

(10) Includes  $22,272  paid as an initial  employment  bonus.

(11) This amount represents $15,406 of relocation assistance

(12) This individual's employment with the Company commenced on September 14, 1998, and he became an executive officer on April 5, 2004. His employment with the Company terminated as of February 28, 2006.

(13) Represents severance payment.

(14) This individual's employment with the Company terminated on October 18, 2005.


     Executive officer participation in various clubs, organizations and associations may also be funded by the Company or its subsidiaries. During Fiscal 2005 and the Transition Period, no executive officer received more than $2,000 to cover participation in such clubs, organizations and associations.

                     OPTION GRANTS IN THE TRANSITION PERIOD

     The following tables provide information with respect to stock options granted in the Transition Period to each of the Named Executive Officers who received options. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective terms based on assumed annual rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.


                                            TRANSITION PERIOD
                                            INDIVIDUAL GRANTS
                     -----------------------------------------------------------
                                                                                                  POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                      NUMBER OF            PERCENT OF                                              ANNUAL RATES OF STOCK
                      SECURITIES          TOTAL OPTIONS                                          PRICE APPRECIATION FOR
                      UNDERLYING           GRANTED TO            EXERCISE                             OPTION TERM
                        OPTIONS           EMPLOYEES IN            PRICE        EXPIRATION    -----------------------------
    NAME                GRANTED           FISCAL 2005-T         PER SHARE        DATE             5%         10%
------------------  -------------------  -------------        -------------  -------------   --------------  -------------
Jeffrey M. Stibel          --                    --                  --                --             --             --
Gonzalo Troncoso         50,000    (1)         5.6%              $ 2.86        10/12/2015       $  89,932     $ 227,905
Richard A. Pitrolo       50,000    (1)         5.6%              $ 2.86        10/12/2015       $  89,932     $ 227,905
Glenn R. Hofmann         25,000    (1)         2.8%              $ 2.86        10/12/2015       $  44,966     $ 113,953
Jonathan B. Wilson       25,000    (1)         2.8%              $ 2.86        10/12/2015       $  44,966     $ 113,953

 (1) Represents options granted pursuant to the Company's 2005 Equity Incentive Plan, one-third of which vest first anniversary of the date of grant, with the remainder vesting in equal monthly increments of 2.78% per month over the following 24 months. Options granted pursuant to the Company's 2005 Equity Incentive Plan are granted as incentive stock options ("ISOs") or NSOs. ISOs are granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's common stock on the date of grant. NSOs granted and set forth in the above table were granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's common stock on the date of grant. Options granted under the 2005 Equity
        Incentive Plan vest upon the occurrence of a change in control (as defined in the plan).

(2) Reflects percent of total options to purchase shares of the Company's common stock granted to employees during 2005-T.

     AGGREGATED OPTION EXERCISES AND OPTION VALUES IN THE TRANSITION PERIOD


     The following table provides information regarding Company stock option exercises during the Transition Period by the Named Executive Officers, and the value of such officers' unexercised options at December 31, 2005:

                                                              NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                             SHARES                            UNEXERCISED OPTIONS AT 2005-T      IN-THE MONEY OPTIONS AT 2005-T
                          ACQUIRED ON                        ---------------------------------    ------------------------------
     NAME                   EXERCISE      VALUE REALIZED      EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
--------------------     --------------   ---------------    --------------    ---------------    -----------     --------------
Jeffrey M. Stibel                                               189,040         1,510,960         $ 405,546       $  3,233,454
Gonzalo Troncoso                                                 25,358            50,000         $  20,800       $     78,500
Richard A. Pitrolo                                               15,000            50,000         $   7,700       $     78,500
Glenn R. Hofmann                                                 22,686            25,000         $  21,900       $     39,250
Jonathan B. Wilson                                               21,548            25,000         $  18,600       $     39,250
Allen L. Shulman                                                      0                 0         $       0       $          0
Denise R. Grey                                                        0                 0         $       0       $          0


COMPENSATION OF DIRECTORS

     Members of the board of directors who are not employees of the Company or employees, officers or directors of any subsidiary or affiliate of the Company are paid an annual retainer. The annual retainer is payable in arrears in equal quarterly installments within the first thirty days of each fiscal quarter to qualified directors holding office during the prior fiscal quarter. Qualified directors who hold office for less than an entire fiscal quarter receive a pro-rated portion of the annual retainer. The Company reimburses directors for travel and lodging expenses, if any, incurred in connection with attendance at board meetings or performance of director services.

     On April 14, 2005, the board of directors approved a new director compensation policy for non-employee directors. The compensation package became effective as of June 1, 2005. Non-employee directors will receive an annual fee of $25,000, and will continue to be reimbursed for travel expenses incurred to attend board meetings. This represents a decrease in the annual fee, which previously was set at $40,000 per year. For each meeting attended by a non-employee director during a fiscal year in excess of four face-to-face meetings and four telephonic meetings, the Company will pay the non-employee director $1,000 for each additional face-to-face meeting and $500 for each telephonic meeting. The Chair of the Compensation Committee and the Audit Committee (if the Chair is not an employee of the Company) each receive an annual fee of $5,000, and the Chairman of the Board (if the Chairman is not an employee of the Company) receives a fee of $10,000, in addition to the standard director fee. In addition, each non-employee director receives an annual grant of options to purchase 10,000 shares of common stock, and the Chairman of the Board (if the Chairman is not an employee of the Company) receives an additional annual grant of options for 12,000 shares. There was also an initial grant of options to purchase 20,000 shares to each non-employee director, effective June 1, 2005. The annual grants began on September 1, 2005. Those grants vested immediately.

EMPLOYMENT ARRANGEMENTS

     The Company has entered into employment agreements with Jeffrey M. Stibel, the Company's Chief Executive Officer, Gonzalo Troncoso, the Company's Chief Financial Officer, Richard A. Pitrolo, the Company's Chief Operations Officer, and Jonathan B. Wilson, the Company's General Counsel (collectively, the "Executive Agreements").

     The Company also entered into employment agreements with certain former officers and employees, including Joel J. Kocher, the Company's former Chairman, President, and Chief Executive Officer; Allen L. Shulman, its former President and Chief Operating Officer; and Glenn R. Hofmann, the Company's former Senior Vice President of Products and Technology.

     In connection with the appointment of Jeffrey M. Stibel as Chief Executive Officer in July 2005, Mr. Stibel and the Company entered into an employment agreement. Mr. Stibel's agreement has an indefinite term, and his employment is on an "at will" basis. His employment may be terminated by either party at any time, for any reason. Under Mr. Stibel's current agreement, he will not initially draw any salary. The Company and Mr. Stibel have agreed that if he has continued to serve for over three years without a salary increase, then on or before July 28, 2008, they will negotiate in good faith a salary that is commensurate with the then-current market rate for executives with similar background and experience. Mr. Stibel will be entitled to an annual bonus in the amount of $100,000 based upon his achieving reasonable goals to be established by the Board and Mr. Stibel. In July, 2005, Mr. Stibel purchased 250,000 shares of the Company's common stock at a price of $2.29 per share pursuant to a Subscription Agreement. The Company agreed to nominate Mr. Stibel for election to the Board of Directors at the Company's 2005 annual meeting of shareholders, and to continue to so nominate him for so long as he serves in the capacity of Chief Executive Officer. The Company represented to Mr. Stibel that it would nominate Alex Kazerani for election to the Board of Directors at the annual meeting of shareholders. The Board of Directors nominated, and the shareholders elected, Mr. Stibel and Mr. Kazerani to the Board at that meeting (held August 31, 2005). The Company and Mr. Stibel have agreed to restrictive covenants, including confidentiality, invention assignment, and non-competition provisions.

     If Mr. Stibel's employment is terminated for Non-Performance Due to Disability (as defined in the agreement), in addition to continued participation in the Company's plans, he will be entitled to benefits under the Company's disability plan and a severance benefit of $350,000. In addition, any stock options or restricted stock then held by Mr. Stibel, including the current option grant described below, will be subject to accelerated vesting and extended exercisability as described further below. If Mr. Stibel's employment is terminated by death, his heirs will receive his benefits and the severance benefit. If Mr. Stibel's employment is terminated by the Company other than for Cause or by him for Good Reason (as those terms are defined in his employment agreement), or if his employment is terminated within six months following a Change in Control or Corporate Transaction (as those terms are defined in his employment agreement), Mr. Stibel will be entitled to continue participation in the Company's employee benefit plans, and to the severance benefit of $350,000. In addition, any stock options or restricted stock then held by Mr. Stibel, including the current option grant described below, will be subject to accelerated vesting and extended exercisability as described below. If any payment or distribution (including an acceleration of option vesting), under the employment agreement or otherwise, is subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986 (relating to "parachute" payments), Mr. Stibel will be entitled to a "gross-up payment" in an amount such that after Mr. Stibel pays all taxes (including the excise tax, income tax and all others) payable with respect to the gross-up payment, he will retain a sufficient amount to pay the excise tax.

     In connection with Mr. Stibel's appointment, on July 28, 2005 the Company granted Mr. Stibel an option to purchase 1.7 million shares of Company common stock at an exercise price of $2.29. The option shares vest and become exercisable at the rate of 47,222 shares per month, beginning August 28, 2005. On the three-year anniversary of the grant date, all unvested shares will vest and become exercisable. The option is subject to accelerated vesting upon termination of his employment without Cause, for Good Reason, within six months following a Change in Control or a Corporate Transaction, for Non-Performance Due to Disability, or death. In addition, Mr. Stibel entered into a Subscription Agreement with the Company on July 28, 2005 under which he purchased 250,000 shares of the Company's common stock for a purchase price of $2.29 per share. Mr. Stibel has demand registration rights with respect to the shares under a Registration Rights Agreement.

     The Executive Agreements for the other Named Executive Officers provide for a Base Salary and a lump sum severance payment of six months of Base Salary in the event of termination other than for Cause. The annual Base Salary is set forth in an exhibit to each Executive Agreement as follows: $185,000 for Mr. Troncoso, $185,000 for Mr. Pitrolo, and $175,000 for Mr. Wilson. These Executive Agreements also provide for additional performance-based compensation, specified to be up to 50% of Base Salary in the case of Mr. Pitrolo and Mr. Troncoso, and up to 35% of Base Salary in the case of Mr. Wilson. These executives also entered into a separate Confidentiality and Non-Competition Agreement ("Non-Competition Agreement"). The Non-Competition Agreement provides for a term of twelve months after termination. Each Non-Competition Agreement prohibits competition with the Company and disclosure of confidential information by the executive. The Non-Competition Agreements also prohibit solicitation of customers or employees by the executive. The Executive Agreements allow either the Company or the officer to terminate the officer's active employment with the Company for any reason, voluntary or involuntary, with or without cause, by providing notice to that effect in writing.

     The Company maintains no formal change of control agreements or arrangements with individual Company executives, except to the extent that certain executive employment agreements provide, as described above, for the payment of severance if the executive is terminated within several months after a change of control. However, the Company's equity incentive plans typically provide for the vesting of any or all options granted pursuant to the plans to accelerate and become immediately exercisable upon a change of control of the Company, as defined in the applicable plans.

     Mr. Shulman, the Company's former President and Chief Operating Officer, left the Company in October 2005. He and the Company entered into a mutual release, and he surrendered his outstanding stock options. The Company agreed to pay Mr. Shulman $362,500 in severance.

     On December 6, 2005, Glenn R. Hofmann and the Company entered into a First Amendment of Employment Agreement and Release of Claims (the "Amendment") in respect of Mr. Hofmann's employment agreement, which provided that (a) Interland would pay Mr. Hofmann a lump sum payment of $85,000 on or about December 14, 2005, (b) Mr. Hofmann's employment with the Company would terminate on or about February 28, 2006, (c) Mr. Hofmann would assist in the transition of the management of the Technology and Products Department from Mr. Hofmann's leadership to that of Vikas Rijsinghani, who was recently hired by the Company as its Chief Technology Officer, and (d) Mr. Hofmann would have no further right to severance benefits upon termination of his employment for any reason.

     In connection with his resignation as Chairman and Chief Executive Officer, Mr. Kocher and the Company entered into a Separation Agreement and Mutual Release of Claims, executed August 3, 2005, and effective August 11, 2005, which specifies the terms of Mr. Kocher's retirement and supersedes the severance provisions of his employment agreement. The material terms of the agreement include the following:

     o After his resignation, Mr. Kocher remained as a member of the Board of Directors. He received the customary non-employee director compensation from that date forward. Mr. Kocher will not be standing for reelection at the annual meeting.

     o He received severance in the aggregate amount of $360,000, plus a cash sum of approximately $9,500 approximating 12 months' COBRA premiums and related costs.

     o He was entitled to exercise during the Transition Period (as that term is defined in his employment agreement), and for 30 days thereafter, any stock options that vested during that period.

     o The Company agreed, subject to certain exceptions, to the extent that Mr. Kocher elects to employ separate counsel, to pay 50% of any reasonable attorneys' fees of such counsel that may be incurred in the future in connection with pending litigation in which the Company and Mr. Kocher are co-defendants, up to an annual maximum of $60,000. The Company paid $12,800 in attorney fees under this agreement in the Transition Period ended December 31, 2005. Mr. Kocher was also entitled to reimbursement of any such amounts incurred prior to the effective date, up to a maximum of $12,800. Any such amount will be set off against the $60,000 cap for the first year. The Company has been paying for joint counsel for the Company and Mr. Kocher in this matter, and will continue to pay for that counsel in the defense of the Company.

     o The agreement also contains mutual releases of all claims and causes of action and covenants not to sue.

                         -----------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings, including this Proxy Statement, in whole or in part, the following Compensation Committee report, the Performance Graph on page 20 and the Audit Committee Report on page 21 shall not be incorporated by reference into any such filings.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                        REGARDING EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

     Directors John B. Balousek, Efrem Gerszberg, Alex Kazerani, and Robert Lee serve on the Compensation Committee. The Company's board of directors has determined that all members of the Company's Compensation Committee are "independent" as defined in Rules 4200(a)(15) of the NASDAQ listing standards. The Committee met one time in the Transition Period and six times in Fiscal 2005 and intends to meet quarterly or more frequently as the Company's board of directors may request.

     The Committee's primary responsibility is to review and establish the compensation of the Company's officers, including salary, bonuses, stock option grants, employment contracts and other compensation. Compensation for the Company's executive officers for Fiscal 2005, including base salary, performance bonuses, stock option grants and other compensation, was determined by the Compensation Committee and reviewed by the Company's board of directors. It is the Committee's practice from time to time to engage reputable, independent external consulting firms to help assess the competitiveness of the Company's compensation practices as they relate to industry and peer group practices.

EXECUTIVE OFFICER COMPENSATION

     The Company's executive officer compensation programs are described below to provide a general understanding of the various components of executive officer compensation. These executive officer compensation programs are designed to attract, retain and reward highly qualified executive officers who are important to the success of the Company and to provide incentives relating directly to the financial performance and long-term growth of the Company, thus aligning executive interests with the interests of the shareholders. The various components of the Company's executive officer compensation programs are, in most cases, the same as those generally made available to employees of the Company. The following is a summary of the executive officer compensation programs:

CASH COMPENSATION

     Base Salary. The base salary of each executive officer is established primarily upon (i) a review of executive compensation offered by companies generally comparable to the Company, and (ii) a subjective evaluation of the executive officer's expected contribution to the Company, including individual performance, level of responsibility and technical expertise.


     Performance Bonuses. Lump sum cash bonuses to executive officers are intended to reward executive officers for the Company's financial performance and achievement of individual performance goals during the fiscal year and are earned and paid pursuant to the Management and Executive Incentive Plan (the "Incentive Plan"), which was approved by the Company's shareholders in November 1999. Under the Incentive Plan, individual target bonuses are established for a performance period based on each officer's expected contribution to the Company and competitive market analysis. Fiscal 2005 and Transition Period bonuses were awarded under the Incentive Plan based on achievement of specific Company financial performance measured in Earnings Before Income Taxes and Amortization as well as individual contributions to Company performance for the applicable performance period.


     On October 12, 2005, the Compensation Committee approved a proposal to create a 2006 Bonus Plan with potential bonuses in the ranges indicated below, subject to the discretion of the CEO to reward extraordinary contributions, with such plan to be funded subject to the Company's achievement of positive EBITDA profitability for calendar year 2006 (all accruals factored in, including the payment of the bonus):

           Executive Vice President         0 - 50%
           Senior Vice President            0 - 40%
           Vice President                   0 - 35%
           Director                         0 - 30%
           Key contributor                  0 - 10%

EQUITY COMPENSATION

     To provide long-term incentive to the executive officers and employees of the Company and its subsidiaries, the Company grants incentive and non-statutory stock options pursuant to the Company's equity incentive plans. Such options provide a link to long-term growth in the value of the Company's common stock. The criteria used to determine who receives stock options and the number of stock options granted is generally based on a subjective evaluation of the individual's long-term impact on the Company. That criteria includes: ability to directly contribute to the Company's corporate success and future revenue growth, ability to develop efficiencies that result in cost reductions without compromising product quality or quantity, ability to develop processes or programs that directly support the attainment of corporate objectives, ability to design or develop new products or services, or develop innovative processes that make the Company more competitive, ability to manage key departments/functions and other relevant items, as appropriate. Stock options granted to employees and executive officers under the Plan typically have a term of ten years. Most of the options, when granted, vested 25% on the first anniversary of each grant, then at a monthly rate of 2.0833% for each successive month until fully vested. On May 24, 2005, the board of directors approved an amendment to all of the Company's unvested, outstanding stock options held by current officers, employees or directors for which the exercise price exceeded the closing price on the NASDAQ Stock Market as of that date. The amendment provided that the vesting of such will be accelerated such that the options became fully exercisable as of May 31, 2005. All of the Company's 286,139 unvested options at that time had exercise prices which qualified for the amendment.

     During the Transition Period Messrs. Troncoso, Pitrolo, Hofmann and Wilson received grants of stock options to acquire 50,000, 50,000, 25,000, and 25,000, respectively. These options were granted pursuant to the Company's 2005 Equity

Incentive Plan and one-third of which vest at the first anniversary of the date of grant, with the remainder vesting in equal monthly increments of 2.78% per month over the following 24 months. Options granted pursuant to the Company's 2005 Equity Incentive Plan are granted as incentive stock options ("ISOs") or NSOs. ISOs are granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's common stock on the date of grant. NSOs granted and set forth in the above table were granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's common stock on the date of grant.

OTHER COMPENSATION

     In addition to cash and equity compensation programs, executive officers participate in various other employee benefit plans, including, but not limited to, a time-off plan. Under the time-off plan, full-time employees of the Company and its subsidiaries (including executive officers) are allowed to accumulate a predetermined number of hours based on length of service for vacation, holidays, sick time, emergencies and personal needs. This program was modified for all employees on April 8, 2003 to limit future accumulation to 160 hours. Prior to this change, the maximum accumulation was 400 hours. Employees with in excess of 160 hours on April 8, 2003 had until August 31, 2004 to take the excess, after which any hours over 160 were forfeited. Executive officer participation in various clubs, organizations and associations may also be funded by the Company or its subsidiaries. During Fiscal 2005 and the Transition Period, no executive officer received more than $2,000 to cover participation in such clubs, organizations and associations.

CEO COMPENSATION

     Joel J. Kocher is a director, and until August 2005 was the Chairman of the board of directors and Chief Executive Officer, of the Company. Mr. Kocher's annual base salary was based on an analysis of compensation paid to chief executive officers of comparable companies and on a subjective analysis of Mr. Kocher's experience, level of responsibility and contribution to the Company. During Fiscal 2005, Mr. Kocher was granted options under the 2002 Equity Incentive Plan to purchase a total of 50,000 shares of Interland common stock.

     On July 28, 2005, the Company hired Jeffrey M. Stibel, to become the Chief Executive Officer of the Company effective August 11, 2005. In connection with his hiring, the Company and Mr. Stibel entered into an employment agreement, which was negotiated at arms-length. Under the terms of the agreement, Mr. Stibel will not receive a salary. He will be eligible for an annual bonus of up to $100,000 paid quarterly, based on mutually agreed upon financial targets for the Company. In connection with his hiring, Mr. Stibel also received an option to purchase up to 1.7 million shares of common stock at the market price on the hire date of $2.29 per share.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code. Section 162(m) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent upon shareholder approval of the compensation arrangement. The Company believes that it is generally in the best interests of its shareholders to structure its compensation plans to achieve maximum deductibility under
Section 162(m) with minimal sacrifices in flexibility and corporate objectives. With respect to non-equity compensation arrangements and amounts paid under the Incentive Plan, the Compensation Committee has reviewed the terms of those arrangements likely to be subject to Section 162(m) and believes that at this time the Company is in compliance with Section 162(m). The Company also believes the 2005 Equity Incentive Plan, 2002 Equity Incentive Plan, 1995 Stock Option Plan and the HostPro 2000 Equity Incentive Plan are in compliance with Section 162(m). The Compensation Committee will continue to monitor compliance with
Section 162(m) and will take appropriate action if warranted. Since corporate objectives may not always be consistent with the requirement for full deductibility, it is conceivable that the Company may enter into compensation arrangements under which payments are not deductible under Section 162(m). Deductibility is not the sole factor used by the Compensation Committee in ascertaining appropriate levels or methods of compensation.

                               Compensation Committee of the Board of Directors

                               Robert Lee, Chairman
                               John B. Balousek
                               Efrem Gerszberg
                               Alex Kazerani

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's common stock for the period from August 31, 2000 through December 31, 2005 with the cumulative total return for the same period as (i) the Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market (U.S. Companies), (ii) a "peer group" selected by management of the Company and (iii) the CRSP Total Return Index for NASDAQ Computer Manufacturer Stocks (the "Computer Manufacturer Index"). Each of these indices is prepared by a third party and is publicly available. As the Company no longer manufactures computer hardware, the Computer Manufacturer Index no longer tracks stocks of an industry or line-of-business comparable to the Company. The Company has not been able to identify an index in the Company's line-of-business. The "Peer Group" consists of the following stocks, each of which is a publicly-traded company that provides Web hosting services: Earthlink, Inc. (NASDAQ NM: ELNK), Imergent, Inc. (AMEX: IIG), Internet Security Systems, Inc. (NASDAQ NM: ISSX), NaviSite, Inc. (NASDAQ NM: NAVI), Register.com, Inc. (NASDAQ NM: RCOM), Savvis Communications Corp. (NASDAQ SC: SVVS), and Yahoo, Inc. (NASDAQ NM: YHOO). The Company operated on a fiscal year ending August 31 until August 31, 2005. The Company has now changed its fiscal year to one ending December 31. In prior years, the Company included the following company in the Performance Graph, which is either no longer publicly traded or no longer engaged in web hosting:
Globix Corp. (GBIX). For consistent presentation and a more meaningful comparison to the indices shown herein, the Company's stock performance graph for the last five full fiscal years was plotted assuming an August 31 fiscal year-end. The graph also sets forth a comparison to the indices for the Transition Period. These comparisons assume an investment of $100 at the commencement of the period and the reinvestment of dividends paid during the period, as applicable.

Note: Management cautions that the stock price performance information shown in the graph below may not be indicative of current stock price levels or future stock price performance.

                                [GRAPH OMITTED]



                                                     Cumulative Total Return
                                   --------------------------------------------------------------
                                      8/00     8/01     8/02     8/03     8/04     8/05     12/05

INTERLAND, INC.                     100.00    11.37    18.46     7.11     2.83     1.85      3.21
NASDAQ STOCK MARKET (U.S.)          100.00    43.09    32.30    44.80    45.49    53.33     54.92
NASDAQ COMPUTER MANUFACTURERS       100.00    23.56    19.33    26.10    26.53    28.73     29.86
PEER GROUP                          100.00    11.97     9.48    26.35    43.89    50.80     59.29

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The purpose of the Audit Committee is to assist the board in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee is comprised solely of independent directors as defined by NASD and applicable SEC rules. The board has adopted a written Audit Committee Charter that sets out the organization, purpose, duties and responsibilities of the Audit Committee in greater detail. A copy of that charter is attached hereto as Appendix B.

     The Audit Committee has the ultimate authority to select the independent registered public accounting firm, evaluate their performance, approve all audit and non-audit work and the fees associated therewith. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal control. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management and has ongoing meetings with the Company's independent registered public accounting firm.

     The Audit Committee selected and retained PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent registered public accounting firm for Fiscal 2005. Before the 2005 audit commenced, the Audit Committee determined that the payments made or expected to be made by the Company to PwC for nonaudit services in 2005 did not impair the auditor's independence. Also, the Audit Committee discussed with PwC the overall scope and their plans for the audit.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; and
evaluating  any change in internal  control over  financial  reporting  that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. PwC is responsible for performing an independent integrated audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC, the Company's independent registered public accounting firm. The Audit Committee reviewed PwC's Report of Independent Registered Public Accounting Firm included in the Company's Annual Report on Form 10-K for Fiscal Year 2005 related to its audit of the consolidated financial statements.

     The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee" and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In addition, PwC has provided the Audit Committee with the written disclosures and letter required by the Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees", and the Audit Committee has discussed with PwC their firm's independence.

     Based on their review of the consolidated financial statements and discussions with management and PwC referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal Year 2005, for filing with the Securities and Exchange Commission.

     The Audit Committee anticipates that PwC will serve as the Company's independent auditor for fiscal 2006, but has not yet formally requested that it do so.

                                  Audit Committee of the Board of Directors


                                  Robert T. Slezak, Chairman
                                  John B. Balousek
                                  John Patrick Crecine

                           RELATED PARTY TRANSACTIONS

     On February 7, 2006 William Pemble, the Company's Executive Vice President of Consumer Products entered into a First Amendment of Employment Agreement and Release of Claims (the "Amendment") in respect to his employment agreement. The parties agreed that (a) Interland would pay Mr. Pemble a lump sum payment of $92,500 on or about February 13, 2006, (b) Mr. Pemble's employment with the Company would terminate on or about February 7, 2006, (c) the Company waived the limitations on transfer provided in Mr. Pemble's Restricted Stock Agreement dated December 22, 2005 in order to allow Mr. Pemble to sell 153,466 shares of Interland common stock to a group of Interland Board Members, executives and other private investors, (d) Interland and Web Internet, LLC ("WILLC") agreed to amend the Transition Services Agreement, entered into in connection with the closing of Interland's acquisition of substantially all of WILLC's assets, to require Mr. Pemble to assist in the transition of responsibilities from the WILLC office in Bethel, Connecticut to Interland's headquarters in Atlanta, Georgia and (e) Mr. Pemble would have no further right to severance benefits upon his termination of employment for any reason.

     In addition, pursuant to a Sale Agreement dated February 7, 2006, William Pemble sold 153,466 shares of Interland common stock in a private placement to a group of purchasers consisting of three non-employee members of the Board of Directors of Interland, Jeffrey M. Stibel, the Chief Executive Officer and a member of the Board of Directors, two private investors and several additional executives of Interland, including the Company's Chief Financial Officer, Chief Marketing Officer, Chief Technology Officer, General Counsel and other executives. The purchase price of $4.40 per share was determined based upon the closing price on January 25, 2006.

     On December 6, 2005, Company entered into an Agreement with its former Chief Executive Officer and Chairman Joel Kocher in which Kocher voluntarily surrendered for cancellation options previously granted for approximately 216,434 shares of the Company's common stock, and the Company repurchased the options for nominal consideration of $1.00. The cancelled options had exercise prices over $21 per share.

      COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own beneficially more than 10% (collectively, the "Beneficial Owners") of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission (the "SEC"). Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Beneficial Owners complied with all applicable Section 16(a) filing requirements during the fiscal year ended August 31, 2005, except each of Cindy Appel, William Jones, Joel Kocher, Richard A. Pitrolo and Allen L. Shulman filed one late Form 4 to report one exempt option grant. During the Transition Period the Company believes that the Beneficial Owners complied with all applicable Section 16(a) filing requirements, except each of Glenn R. Hofmann, Richard A. Pitrolo, Gonzalo Troncoso and Jonathan B. Wilson filed one late Form 4 to report one exempt option grant.


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The Company's board of directors has fixed the number of directors at eight, effective at the annual meeting, and it is contemplated that a board of eight directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below, all of whom are presently directors of the Company. For further information see "DIRECTORS AND EXECUTIVE OFFICERS above. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the then present board of directors to fill the vacancy or for the balance of those nominees named without a substitute. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will begin on March 31, 2006 and continue until the next Annual Meeting of shareholders and until such person's successor has been duly elected and qualified, or until such person's earlier death, resignation, removal or disqualification.

     The board's nominees for election or re-election at the Annual Meeting are John B. Balousek, John P. Crecine, Efrem Gerszberg, Seymour Holtzman, Alex
Kazerani, Robert Lee, Robert T. Slezak and Jeffrey M. Stibel. The board recommends a vote "FOR" the election of each of the foregoing nominees.

     Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of the shares of the Company's common stock entitled to vote on this matter shall be elected as the directors.

                                  PROPOSAL TWO

      AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
                             SHARES OF COMMON STOCK

     The Company's articles of incorporation authorize the Company to issue up to 21,000,000 shares of capital stock, $0.01 par value per share. This proposal would amend the articles of incorporation to authorize the Company to issue up to 26,000,000 shares of capital stock. As of February 17, 2006, 20,969,135 of the 21,000,000 authorized common shares had been issued or reserved for issuance as follows:

     o    16,580,736 shares of common stock were issued and outstanding;
     o 3,496,155 shares of common stock were reserved for issuance upon exercise of stock options;
     o 387,855 shares of common stock were reserved for issuance upon exercise of warrants; and
     o 504,389 shares of common stock were reserved for future grants under equity incentive and stock purchase plans.

     Therefore, there were 30,865 unissued and unreserved shares remaining as of February 17, 2006.

     This increase of 5.0 million shares will give the Company greater flexibility for stock splits and stock dividends, grants under employee stock incentive and purchase plans, financings, mergers and acquisitions and for other general corporate purposes.

     Under  the  proposed  amendment  to  the  articles  of  incorporation,  the additional shares of capital stock will be available for issuance without further shareholder action, unless shareholder action is otherwise required by Minnesota law or the rules of The NASDAQ Stock Market or any stock exchange on which the Company's shares may then be listed or quoted. The additional authorized shares would be part of the Company's authorized capital stock. The Board of Directors is empowered, without further shareholder approval, to cause the Company to issue shares of either common stock or preferred stock from among its authorized shares, and to fix and determine the relative rights and preferences of preferred shares, subject to the limits of Minnesota law. Because the board of directors has this power, it may afford the holders of any future preferred shares powers or rights, voting or otherwise, senior to the rights of holders of common stock. Current shareholders will not have "preemptive" rights to purchase any of the additional authorized shares. Any future issuance of additional authorized shares of common stock will decrease the existing shareholders' equity ownership and may have a dilutive effect on the rights of those holding common stock at the time the additional authorized shares are issued. The Company has no current arrangements, understandings or plans to issue a material amount of shares of common stock, other than shares reserved to cover past and future grants under existing incentive plans. Although the proposal to increase the number of authorized shares of capital stock has been prompted by business and financial considerations, shareholders should be aware that one of the effects of the amendment may be to facilitate future efforts by the Company to deter or prevent changes in or removal of management or changes in control of the Company. This could include changes in control that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Company is not aware of any effort to accumulate its securities or obtain control of the Company through a tender offer proxy contest or otherwise. The Company 's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect, including the following:

     o shareholders may only take action at a meeting or by unanimous written consent;

     o vacancies on the board of directors may be filled by the board by majority vote of the directors then in office; and

     o special meetings of shareholders may only be called by the Chairman of the Board, the President or by the board of directors, or a shareholder holding 10 % of the outstanding stock, except that a shareholder must hold 25% of the outstanding stock to call a special meeting that relates to a business combination.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present is required to approve this proposal.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" THIS PROPOSAL


                                 PROPOSAL THREE:
                             PROPOSAL TO APPROVE THE
                                 INTERLAND, INC.
                           2006 EQUITY INCENTIVE PLAN


     On February 20, 2006, the Board of Directors, subject to the approval of shareholders, adopted the 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan shall be effective as of the date of such approval of shareholders ("Effective Date"). A copy of the 2006 Plan is attached hereto as Appendix A. Interland is seeking shareholder approval of the 2006 Plan in order to comply with applicable Nasdaq rules and to preserve the ability to grant incentive stock options pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

     Options and other stock awards may be granted under the 2006 Plan to employees, officers and directors of Interland and certain subsidiaries, as well as to certain consultants, independent contractors who have not provided capital raising services. Interland estimates that, as of the date of this proxy statement, approximately 280 employees (including officers) are eligible to participate in the 2006 Plan. The following discussion summarizes the 2006 Plan.

Purpose of Plan

     Interland desires to (i) attract and retain persons eligible to participate in the 2006 Plan ("Participants"); (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of Interland's other shareholders through compensation that is based on Interland's common stock, and thereby promote the long-term financial interest of Interland and its subsidiaries, including the growth in value of Interland's equity and enhancement of long-term shareholder return. The 2006 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Reserved for the Plan

     Interland's 2006 Plan provides for the grant of options ("Options"), stock appreciation rights ("SARs") and stock units, performance shares, restricted stock awards and restricted stock unit awards (collectively referred to as "Other Stock Awards"). Options, SARs and Other Stock Awards are collectively referred to herein as "Awards." The maximum number of shares of stock that may be awarded under the 2006 Plan shall be equal to 1.0 million shares. In addition, the following restrictions are imposed under the 2006 Plan: (i) a maximum of 1.0 million shares issued under Options intended to be Incentive Stock Options ("ISOs") under Section 422 of the Code, (ii) a maximum of 400,000 shares may be issued under Options and SARs to any one individual during any consecutive twelve-month period, (iii) a maximum of 1.0 million shares in the aggregate may be subject to Other Stock Awards, and (iv) no more than 400,000 shares may be subject to Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) granted to any individual during any one-year fiscal period. These maximums are subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares or other changes in the outstanding common stock ("Corporate Transactions"). Any such adjustment will be made by the Committee (as defined below). The Plan maximum shall not be reduced for shares subject to plans assumed by Interland in an acquisition of an interest in another company. Shares subject to Awards that are forfeited or canceled shall again be available for new Awards under the 2006 Plan. Shares issued under the 2006 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares purchased on the open market or privately.

     The 2006 Plan permits the grant of ISOs and non-qualified stock options ("NQOs"). The Compensation Committee will determine the terms and conditions of Options granted under the 2006 Plan, including the exercise price ("Exercise Price"), which may not be less than the fair market value of Interland's common stock on the date of grant, all subject to certain limitations provided under the 2006 Plan.

     Awards may be settled through cash payments, the delivery of shares of common stock, the granting of replacement Awards, or a combination thereof as the Committee shall determine. Any Award settlement may be subject to such rules and procedures as the Committee may establish, to the extent consistent with the 2006 Plan.

Administration of the Plan

     The 2006 Plan will be administered by the Compensation Committee appointed by the Board of Directors of Interland. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, are outside Directors within the meaning of Code Section 162(m), and are "independent" as required by NASDAQ. Subject to the terms of the 2006 Plan, in administering the 2006 Plan and the Awards granted under the 2006 Plan, the Committee will have the authority to:

     o Determine the employees of Interland and its subsidiaries to whom Awards may be granted and the types of Awards;

     o    Determine the time or times at which Awards may be granted;

     o Determine the Option price for shares subject to each Option and establish the terms, conditions, performance criteria, restrictions and other provisions of each Award;

     o    Determine  the extent to which Awards will be structured to conform to
          Section 162(m) of the Code;

     o Establish terms and conditions of Awards to conform to requirements of jurisdictions outside the United States;

     o Waive or otherwise modify any vesting or other restrictions contained in Awards;

     o Amend, without shareholder approval, any outstanding Award to provide additional rights and benefits permitted by the 2006 Plan and Sections 162(m) and 409A of the Code; and

     o    Interpret   the  2006  Plan  and   prescribe  and  rescind  rules  and
          regulations, if any, relating to and consistent with the 2006 Plan.

     As of February 17, 2006, the Committee was composed of Robert Lee, chairman, John B. Balousek , Efrem Gerszberg, and Alex Kazerani. The terms of the Compensation Committee members expire at the Annual Meeting of the Shareholders. They are all candidates for reelection.

Amendment of the Plan.

     The 2006 Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without shareholder approval:

     o Any increase in the number of shares that may be delivered under the 2006 Plan (except by certain adjustments provided for under the 2006
          Plan);

     o Any change in the classes of person eligible to receive Awards under the 2006 Plan;

     o Any change in the 2006 Plan requirements regarding the Exercise Price (relating to fair market value); or

     o Any other 2006 Plan amendment that would require shareholder approval under applicable law, regulation or rule.

     Awards may not be granted under the 2006 Plan after the date of termination of the 2006 Plan, which has a ten year duration, but Awards granted prior to that date shall continue to be exercisable and vest according to their terms.

Option Repricing

     The Committee may not, without first obtaining shareholder approval, "reprice" outstanding Options or SARs as such term is used by the SEC or otherwise lower their exercise or base prices, or make any material amendment in violation of NASDAQ requirements.

Eligibility for Participation

     Each employee, officer or director of Interland or any of its subsidiaries is eligible to participate in the 2006 Plan. Consultants, independent contractors and advisors to the Company or a Subsidiary who have provided services, none of which are in connection with the offer or sale of securities in a capital-raising transaction, are also eligible.

     Nothing contained in the 2006 Plan or in any Option agreement may confer upon any person any right to continue as an employee of Interland or its subsidiaries, or limit in any way any right of shareholders or of the Board, as applicable, to remove such person.

New Plan Benefits

     No Awards have been granted under the 2006 Plan. No determination has been made by the Board or the Committee regarding the number of Awards to be granted to any executive officer, director, executive officers as a group, or non-executive employees. It is impossible to determine the benefits that will be paid to any individuals pursuant to the 2006 Plan should it be approved by Interland's shareholders. For informational purposes only, the following table sets forth the options granted in the Transition Period to the specified individuals and groups:


                                                                     NUMBER OF SHARES
NAME AND POSITION                                                    UNDERLYING GRANTS         DOLLAR VALUE (1)
-----------------                                                    -----------------         ----------------
Jeffrey M. Stibel
President and Chief Executive Officer                                            0                $        0

Gonzalo Troncoso
Executive Vice President and Chief Financial Officer                        50,000                $  227,905

Richard V. Pitrolo
Executive Vice President and Chief Operating Officer                        50,000                $  227,905

Glenn R. Hofmann
Senior Vice President, Products & Technology                                25,000                $  113,953

Jonathan B. Wilson
Senior Vice President and General Counsel                                   25,000                $  113,953

Allen L. Shulman
Former President and Chief Operating Officer                                     0                $        0

Denise R. Grey
Former Vice President Sales & Marketing                                          0                $        0

Non-Executive Director Group                                                92,000                $  373,892
Executive officers as a group, including the
Named Executive Officers                                                   150,000                $  683,716

All non-executive officers and other employees as a group                  530,000                $2,697,640

     All employees                                                         680,000                $3,381,356



(1) Assumes a potential realizable value using a 10% annual rate of appreciation which is the same as the hypothetical grant value determined for options granted in 2005-T to the Named Executive Officers. See the chart at "Option Grants in 2005-T."

For informational purposes only, the following table sets forth the options granted in Fiscal 2005 to the specified individuals and groups:

                                                                    Number of Shares
Name and Position                                                   Underlying Grants       Dollar Value (1)
------------------                                                  ------------------      ------------------
Jeffrey M. Stibel
President and Chief Executive Officer                                    1,700,000                $6,204,439

Gonzalo Troncoso
Executive Vice President and Chief Financial Officer                        10,000                $   47,972

Richard V. Pitrolo
Executive Vice President and Chief Operating Officer                             0                $        0

Glenn R. Hofmann
Senior Vice President, Products & Technology                                10,000                $   47,972

Jonathan B. Wilson
Senior Vice President and General Counsel                                        0                $        0

Allen L. Shulman
Former President and Chief Operating Officer                                20,000                $   83,512

Denise R. Grey
Former Vice President Sales & Marketing                                          0                $        0

Non-Executive Director Group                                               131,200                $  459,782

Executive officers as a group, including the
Named Executive Officers                                                 1,750,000                $6,430,633

All non-executive officers and other employees as a group                  304,000                $1,167,839

     All employees                                                       2,054,000                $7,598,472

(1) Assumes a potential realizable value using a 10% annual rate of appreciation which is the same as the hypothetical grant value determined for options granted in Fiscal 2005 to the Named Executive Officers. See the chart at "Option Grants in Fiscal 2005."

     The market price of the securities underlying the options, warrants, or rights as of February 16, 2005 is $5.84, based on the closing price on the NASDAQ National Market.

Exercise Price and Vesting

     The exercise price per share for each Option or SAR shall be at whatever price is approved by the Committee but shall not be less than 100% of the fair market value per share of common stock on the grant date. The "fair market value" shall be:

     o    If Interland's stock is then quoted on the NASDAQ National Market, its
          closing  price  on  the  NASDAQ   National   Market  on  the  date  of
          determination as reported in The Wall Street Journal;

     o If Interland's stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which Interland's stock is listed or admitted to trading as reported in The Wall Street Journal;

     o If Interland's stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

     o If none of the foregoing is applicable, by the Committee in good faith, provided that such determination of Fair Market value complies with the requirements of Section 409A of the Code.

Adjustments to Exercise Price and Number of Shares; Change of Control Corporate Transactions.

     In the event of a Corporate Transaction, the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the 2006 Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable and consistent with the requirements of Section 409A of the Code.

     In general, if Interland is merged into or consolidated with another corporation, whether or not Interland is the surviving corporation, or if Interland is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while Options or Awards are outstanding under the 2006 Plan:

     o After the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of common stock, (i) the number and class or classes of shares of common stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of common stock equal to the number of shares of common stock as to which that Option may be exercised or are subject to the Award or (ii) shares of common stock the company that is the surviving corporation as of the date of payment as determined by the Committee in its sole discretion, equal to the value of the shares of stock or other securities or property otherwise payable per
          (i) above;

     o If Options or other Awards have not already become exercisable pursuant to the change in control provisions of the 2006 Plan, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

     o All outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with the 2006 Plan or his or her individual Option or SAR agreement; provided, further, that any such cancellation shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

     Change in Control. Subject to the provisions of the 2006 Plan relating to the adjustment of shares, and except as otherwise provided in the 2006 Plan or the Award agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined below:

     o All outstanding Options held (regardless of whether in tandem with SARs) shall become fully exercisable,

     o All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable, and

     o    All Other Stock Awards held shall become fully vested.

     The term "Change in Control" means a change in the beneficial ownership of Interland's voting stock or a change in the composition of the Board which occurs as follows:

     o Any "person,", including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding "voting securities," which is any security which ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

     o The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the shareholders of the Company in their capacities as such immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the shareholders of the Company entitled to vote on such merger or consolidation, the shareholders of the Company as of such record date;

     o If at any time the following do not constitute a majority of the Board of Directors of the Company (or any successor entity referred to in clause (ii) above: persons who, prior to their election as a Director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of the Company or the Nominating and Corporate Governance Committee thereof; or

     o The Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

     Notwithstanding the foregoing, with respect to Other Stock Awards that are subject to Section 409A of the Code, a "Change of Control" must constitute a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.

Duration and Termination of 2006 Plan and Options

     The 2006 Plan shall have a duration of ten years from the date it is approved by shareholders; provided that in the event of 2006 Plan termination, the 2006 Plan shall remain in effect as long as any Awards under it are outstanding; provided, further, however, that no Award may be granted under the 2006 Plan on a date that is more than ten years from the date the 2006 Plan is approved by shareholders.

     Each Award expires on the expiration date specified by the Committee; provided, however, that the expiration date with respect to any Award shall not be later than the ten-year anniversary of the date on which the Award is granted.

Means of Exercise of Options

     An Option or a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. The payment of the exercise price of an Option granted under the 2006 Plan shall be subject to the following:

     o The full exercise price for shares of common stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described below, payment may be made as soon as practicable after the exercise).

     o The exercise price shall be payable in cash or by tendering (by actual delivery of shares) shares of common stock that are acceptable to the Committee that have been held for at least six months by the Participant (with such shares valued at fair market value as of the day of tender), or in any combination of cash or shares, as determined by the Committee.

     o To the extent permitted by applicable law, a Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of common stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to Interland a sufficient portion of the sale proceeds to pay the entire exercise price.

Non-Transferability of Awards

     Except as provided by the Committee, no Award is transferable except by will or by the laws of descent and distribution. Shares subject to Awards granted under the 2006 Plan that have lapsed or terminated may again be subject to Awards granted under the 2006 Plan.

Restrictions on Stock Awards

     Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance measures designated by the Committee. The performance measures that may be used by the Committee for such Awards shall be measured by revenues, income or such other criteria as the Committee may specify.

     The Committee may designate whether any Stock Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any Stock Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Stock Awards shall be based on any one or more of the following, as selected by the Committee: return on capital or increase in pretax earnings of Interland and/or one or more divisions and/or subsidiaries, return on shareholders' equity of Interland, increase in earnings per share of Interland, sales of Interland and/or one or more divisions and/or subsidiaries, pretax earnings of Interland and/or one or more divisions and/or subsidiaries, net earnings of Interland and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of Interland and/or one or more divisions and/or subsidiaries, margins of Interland and/or one or more divisions and/or subsidiaries, market price of Interland's securities and, solely for a Stock Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of Interland and/or one or more divisions and/or subsidiaries or other performance criteria. For Stock Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance measures shall be made during the period required under Section 162(m) of the Code.

Federal Tax Consequences

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 2006 Plan and to Interland. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. It is not intended as tax advice to any individual. Recipients of awards made under the 2006 Plan should consult their own tax advisors to determine the tax consequences to them based on their own particular circumstances.

Options

     Grant of Options. There will be no federal income tax consequences to the grantee of an Option or Interland upon the grant of either an ISO or an NQO under the 2006 Plan.

     Exercise of NQOs. Upon the exercise of an NQO for the shares that are vested at the time of exercise, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (b) the exercise price paid for those shares. Subject to Sections 162(m) and 280G of the Code (as discussed below) and Interland satisfying applicable reporting requirements, Interland will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gains or losses if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term capital gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee's basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the Option.

     Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by Interland or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of total disability).

     The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. Depending on particular circumstances relating to the grantee, that adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and Interland will not be entitled to any tax deduction with respect to the ISO.

     If the grantee disposes of the shares of Common Stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a "Disqualifying Disposition" occurs, and the grantee will have ordinary compensation income, and Interland will be entitled to a corresponding deduction, at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of Common Stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the Common Stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, such excess amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, Interland must satisfy applicable reporting requirements. In addition, for Disqualifying Dispositions by certain executive officers, Interland's deduction is subject to the limits of Sections 162(m) and 280G of the Code.

Stock-Settled Stock Appreciation Rights

     Generally, a participant who is granted a stock-settled stock appreciation right under the 2006 Plan will not recognize any taxable income at the time of grant. The participant will generally recognize ordinary income upon exercise equal to the fair market value of the Common Stock received by the grantee upon exercise of an SAR on the day it is received.

     The Common Stock received by the grantee upon exercise of an SAR will have a tax basis equal to the fair market value of such Common Stock on the date of exercise. Upon a subsequent sale of the Common Stock, any gain or loss realized will be capital gain or loss, long-term or short-term, depending upon whether the shares were held for more than one year from the date of exercise.

     In general, there are no federal income tax deductions allowed to Interland upon the grant or termination of stock-settled stock appreciation rights. Subject to Sections 162(m) and 280G of the Code and Interland satisfying applicable reporting requirements, upon the exercise of the stock-settled stock appreciation right, however, Interland will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise.

Restricted Shares

     Unless a grantee who receives an Award of Restricted Shares makes an election under Section 83(b) of the Code as described below, there will be no federal income tax consequences to either the grantee or Interland until expiration of the restricted period and the satisfaction of any Performance Goals or other conditions applicable to the Restricted Shares. At that time, the grantee generally will recognize ordinary income equal to the then fair market value of the shares of Common Stock and, subject to Sections 162(m) and 280G of the Code and Interland satisfying applicable reporting requirements, Interland will be entitled to a corresponding deduction. In general, any dividends paid to the grantee while the restrictions or other conditions applicable to the Restricted Shares apply will be taxable compensation income to the grantee, and Interland will be entitled to a corresponding deduction with respect to such dividends, subject to Sections 162(m) and 280G of the Code.

     If the grantee makes an election under Section 83(b) of the Code with respect to the Restricted Shares (a "Section 83(b) Election"), the grantee will recognize ordinary income equal to the fair market value of the Restricted Shares as of the date of grant, and Interland generally will be entitled to a corresponding deduction, subject to Section 162(m) of the Code. In addition, cash dividends paid to the grantee would generally be taxable at a current maximum rate of 15% applicable to dividend income. Interland would not be entitled to a deduction with respect to any dividends paid to the grantee if a
Section 83(b) Election is made with respect to the Restricted Shares.

     Upon a subsequent sale of Restricted Shares, any gain or loss realized by the grantee will be capital gain or loss, long-term or short-term, depending upon whether the Restricted Shares were held for more than one year from the date of grant if a Section 83(b) Election is made or, if no Section 83(b) Election is made, more than one year from the date of vesting. The basis of the Restricted Shares sold for purposes of calculating gain or loss will be the fair market value of those shares at the time of grant if a Section 83(b) Election is made or at the time of vesting if a Section 83(b) Election is not made.

Other Stock-Based Awards

     Generally, a participant who is granted an other stock-based award under the 2006 Plan will recognize ordinary income at the time the shares of Common Stock associated with the award are received in an amount equal to the excess of the fair market value of the Common Stock received over any amount paid by the participant in exchange for the stock. If, however, the Common Stock is non-vested (meaning that the employee is required to work for a period of time in order to have the right to sell the Common Stock) when it is received under the 2006 Plan, and the participant does not make a Section 83(b) Election, the participant generally will not recognize income until the Common Stock becomes vested, at which time the participant will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the date it becomes vested over any amount paid by the participant in exchange for the Common Stock.

     In the case of other stock-based awards that take the form of Interland's unfunded and unsecured promise to issue shares of Common Stock at a future date, the grant of this type of award is not a taxable event to the participant because it constitutes an unfunded and unsecured promise to issue shares of Common Stock at a future date. Once this type of award vests and the participant receives the shares of Common Stock, the tax rules discussed in the previous paragraph will apply to receipt of such shares. If an award constitutes non-qualified deferred compensation under Section 409A of the Code, it will be required to be structured to comply with Section 409A to avoid the imposition on the participant of penalties and interest.

     If a participant receives the cash equivalent of shares of Common Stock (in lieu of receiving shares of Common Stock), the participant will recognize ordinary compensation income at the time of receipt of such cash in the amount of the cash received.

     Subject to Sections 162(m) and 280G of the Code and Interland satisfying applicable reporting requirements, in the year that the participant recognizes ordinary compensation income in respect of an award, Interland will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary compensation income that the participant is required to recognize.

Section 162(m) Limitation

     In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year by Interland with respect to compensation payable to any employee who is chief executive officer or one of the other four highest paid executive Officers of Interland on the last day of that tax year. This limit does not apply to certain "performance-based compensation" paid under a plan that meets the requirements of Section 162(m) the Code and the regulations promulgated thereunder. Interland believes that the Options and SARs to be granted under the 2006 Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations because Options and SARs will be granted only if stockholder approval of the 2006 Plan is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the Award (since the Option and SAR exercise prices will be no less than fair market value on the date of grant). Deductions attributable to Restricted Shares and Stock Units may also qualify for this exception provided that the compensation is contingent on attaining one or more Performance Goals. However, the Committee has the ability to grant Restricted Shares and Stock Units that do not qualify for this exception.

Golden Parachute Tax and Section 280G of the Code

     If an Award is accelerated as a result of a Change in Control, all or a portion of the value of the Award at that time may be a "parachute payment" under Section 280G of the Code for certain employees and other individuals who perform services for Interland. Section 280G generally provides that if parachute payments equal or exceed three times an Award holder's average W-2 compensation for the five tax years preceding the year of the Change in Control, Interland will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's historical average compensation. Section 280G of the Code generally applies to employees or other individuals who perform services for Interland if, within the 12-month period preceding the Change in Control, the individual is an officer of Interland, a shareholder owning more than 1% of the stock of Interland, or a member of the group consisting of the lesser of the highest paid 1% of the employees of Interland or the highest paid 250 employees of Interland. A recipient of an excess parachute payment is subject to a 20% excise tax on such excess parachute payment under Section 4999 of the Code.

Section 409A of the Code

     Section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004. It is generally effective January 1, 2005 and applies broadly to most forms of deferred compensation, including certain types of equity-based compensation. Section 409A provides strict rules for elections to defer (if any) and timing of payouts. If the requirements of Section 409A are not met, recipients of deferred compensation may suffer adverse tax consequences, including taxation at the time of vesting of an award and interest and a 20% penalty on any deferred income. However, the failure to comply with
Section 409A would not impact Interland's ability to deduct deferred compensation. Although the IRS and the Treasury Department have issued only limited guidance on the interpretation of this new law, Interland does not intend to grant any awards under the Plan that would not comply with the requirements of Section 409A of the Code.

     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of Awards under the 2006 Plan. The foregoing discussion is based on current provisions of the Code, which are subject to change.

     In addition, we have not undertaken to discuss the tax treatment of Awards under the 2006 Plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the Awards in connection therewith.

Tax Withholding

     Whenever Interland proposes, or is required, to distribute shares under the 2006 Plan, Interland may require the recipient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, Interland may permit such withholding obligation to be satisfied through cash payment by the Participant, but only to the extent of the minimum amount required to be withheld under applicable law.

Unfunded Status of the 2006 Plan

     The 2006 Plan is intended to constitute an "unfunded" plan of compensation. With respect to any payments not yet made to a Participant or optionee by Interland, nothing contained in the 2006 Plan shall give any such Participant or optionee any rights that are greater than those of a general creditor of Interland.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2005 with respect to shares of Interland common stock that may be issued under existing equity compensation plans. Interland's Board of Directors in the past has awarded grants of options to executive officers and employees on a case-by-case basis when sufficient shares were not available under equity compensation plans approved by shareholders. Interland does not intend to continue this practice except to the extent that shares are otherwise unavailable under shareholder-approved plans and the grants are permitted by applicable NASDAQ rules.


                                                                                                    NUMBER OF SECURITIES
                                              NUMBER OF SECURITIES        WEIGHTED AVERAGE         REMAINING AVAILABLE FOR
                                               TO BE ISSUED UPON         EXERCISE PRICE OF          FUTURE ISSUANCE UNDER
                                                  EXERCISE OF               OUTSTANDING           EQUITY COMPENSATION PLANS
                                              OUTSTANDING OPTIONS,       OPTIONS, WARRANTS          (EXCLUDING SECURITIES
                                              WARRANTS AND RIGHTS            AND RIGHTS           REFLECTED IN COLUMN (A))
                                                     (A)(1)                    (B)(1)                      (C)(1)
                                             -----------------------    ---------------------    ----------------------------

Plans Approved by Shareholders                     1,613,405                 $   6.45                       504,389
Plans Not Approved by Shareholders                 1,915,000                 $   2.98                             0

Total                                              3,528,405                 $   4.58                       504,389

____________________________

(1) Excludes 127,411 shares of common stock to be issued upon the exercise of options issued under the 1999 Stock Incentive Plan of Interland-Georgia, Inc. (the "1999 Plan"), which options have a weighted average exercise price of $29.54. The Company assumed the outstanding options under the 1999 Plan when the Company acquired Interland-Georgia, Inc. on August 6, 2001.

DESCRIPTION OF PLANS NOT APPROVED BY SHAREHOLDERS

     The foregoing table includes a total of 1,915,000 shares subject to stock options which were not approved by shareholders because they were issued as "inducement grants" pursuant to NASDAQ Rule 4350(i)(1)(A)(iv). The terms of the inducement grants are summarized in the table below:

                                                        EXERCISE      EXPIRATION
       NAME                            # SHARES          PRICE           DATE
       ----                            --------          -----           ----
   Peter Delgrosso                       200,000        $   2.29       7/28/13
   Joel Kocher                            15,000 (1)       90.00       1/13/08
   Jeffrey Stibel                      1,700,000            2.29       7/28/13
--------------------
(1) This stock option was cancelled in December 2005.

     In addition, the table includes a grant under an equity incentive plan not previously approved by Shareholders, which was the 2001 Equity Incentive Plan. The 2001 Equity Incentive Plan resulted from the assumption and amendment and restatement of the HostPro, Inc. 2000 Equity Incentive Plan I and HostPro, Inc. 2000 Equity Incentive Plan II (the "HostPro Plans"). The Company and the Company's wholly owned subsidiary, HostPro, originally adopted the HostPro Plans on August 17, 2000, reserving a total of 10 million shares of HostPro common stock for issuance under the HostPro Plans.

     On March 22, 2001, the Company merged a wholly owned subsidiary into HostPro, with the subsidiary being the surviving corporation and taking on the name "HostPro, Inc." At the time of that merger, the Company assumed, amended and restated the HostPro Plans as the 2001 Equity Incentive Plan. In connection with that merger, the Company assumed outstanding options to purchase HostPro common stock. Each then outstanding option to purchase HostPro common stock granted under the HostPro Plans was converted into an option to purchase 0.5715 shares of the Company's common stock. At the time of the merger, options to purchase 4,027,418 shares of HostPro common stock were outstanding under the HostPro Plans.

     The 2001 Equity Incentive Plan was designed to meet the "broadly based plans" exemption from the shareholder approval requirement for stock option plans under the NASDAQ Stock Market listing requirements as those requirements then existed. No more than 50% of the total number of shares subject to options or restricted stock awards granted under the plan were to be issued to officers and directors of the Company or any subsidiary of the Company, or any other person whose transactions in the Company's common stock were subject to Section 16 of the Securities Exchange Act and persons who are not employees or subject to Section 16 were to receive at least 50% of all options and restricted stock awards granted under the plan.

     A total of 6,858,000 shares of common stock (685,800 shares after giving effect to the 1-for-10 reverse stock split effective August 1, 2003) were reserved for issuance under the plan, including the shares subject to options issued under the HostPro Plans and converted into options to purchase Company common stock. This number of shares was to be adjusted proportionately to reflect stock splits, stock dividends and other similar events. Any shares subject to an option or other award granted under the plan that terminates without any shares being issued will again be available for grant and issuance under the plan. In addition, any shares issued under the plan that the Company repurchased at the original issue price were to again be available for issuance under the plan.

     The terms and conditions of the 2001 Equity Incentive Plan are substantially the same as the 2002 Equity Incentive Plan, except that the 2001 Equity Incentive Plan does not provide for the grant of incentive stock options, does not comply with the requirement for tax deductibility under Section 162(m) of the Internal Revenue Code and adoption of and amendments to the 2001 Equity Incentive Plan do not require approval of the shareholders. In addition, the 2001 Equity Incentive Plan provides for the grant of restricted stock awards, while the 2002 Equity Incentive Plan does not. The ability to issue additional options under the 2001 Equity Incentive Plan was terminated following the adoption of the 2002 Equity Incentive Plan at the Annual Meeting of Shareholders on April 24, 2002.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present is required to approve this proposal.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" THIS PROPOSAL

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee board of directors is expected to appoint PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006, but has not yet done so. If appointed, they will also be asked to audit the Transition Period at that time.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN FISCAL 2004, 2005 AND THE TRANSITION PERIOD

     During fiscal 2004, 2005 and the Transition Period, the Company incurred the following fees for services performed by PricewaterhouseCoopers LLP:

                                TRANSITION PERIOD          FISCAL 2005                FISCAL 2004
                               --------------------   -----------------------   ----------------------

Audit Fees                          $ 92,000           $1,066,383 (1)                 $479,34 (1)
Audit Related Fees (2)                     0               25,668                      15,500
Tax Fees                                   0                    0                           0
All Other Fees                             0                    0                           0

(1) Audit fees were for services performed by PricewaterhouseCoopers LLP, except $29,787 related to the 401(k) benefit plan audit performed by Grant Thornton LLP.

(2) Includes due diligence reviews of potential transactions and work paper reviews.

     All of the services described above were approved by the Company's audit committee. The Audit Committee has determined that the payments made to its independent registered public accounting firm for these services are compatible with maintaining such auditors' independence.

     In accordance with the Audit Committees Charter, policies and procedures, all services performed by the independent registered public accounting firm are approved by the Audit Committee of the Board of Directors prior to performance. The Chairman of the audit committee has been delegated the authority by the committee to pre-approve the engagement of the independent registered public accounting firm when the entire committee is unable to do so. The Chairman must report all such pre-approvals to the entire audit committee at the next committee meeting.

                              SHAREHOLDER PROPOSALS

     Appropriate proposals of shareholders intended to be presented at the Company's 2007 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by the Company by November 8, 2006 for inclusion in its proxy statement and form of proxy relating to that meeting. Persons named as proxies in the proxy solicited by the board of directors for the 2006 Annual Meeting may exercise discretionary voting authority on any proposal presented by a shareholder at that meeting if the Company receives notice of the proposal after January 22, 2007 or if the Company receives notice of the proposal by that date and discloses in the proxy statement the proposal and how management intends to vote proxies on the proposal. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this proxy statement related, the Company shall, in a timely manner, inform its shareholders of the change, and the date by which proposals of shareholders must be received.

     Upon the written request of any record or beneficial owner of common stock of the Company whose proxy was solicited in connection with the 2006 Annual Meeting of Shareholders, the Company will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended August 31, 2005. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jonathan Wilson, Corporate Secretary, Interland, Inc., 303 Peachtree Center Avenue, Suite 500, Atlanta, Georgia 30303.


                                 OTHER BUSINESS

     The board of directors does not intend to bring any other business before the meeting, and the Company does not know of any other matters to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect of such matters in accordance with the judgment of the persons voting the proxies.

                   TELEPHONE AND INTERNET VOTING ALTERNATIVES

     Shareholders with shares held directly or in an account at a brokerage firm may vote those shares telephonically by calling the telephone number or accessing the Internet site referenced in your voting form. Votes submitted electronically via the Internet or by telephone must be received by midnight, Eastern Time, on March 30, 2006.

     The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that the shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

     The giving of a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. Shareholders holding shares in the name of a broker or other nominee who wish to vote in person at the Annual Meeting must bring a statement from the broker or nominee confirming ownership of the Company's common stock.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                   APPENDIX A
                                   ----------

                                 INTERLAND, INC.
                           2006 EQUITY INCENTIVE PLAN

                                    SECTION 1
                                     GENERAL

     1.1 Purpose. The Interland, Inc. 2006 Equity Incentive Plan (the "Plan") has been established by Interland, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interests of the Company and its Subsidiaries, as defined in Section 8(i), including the growth in value of the Company's equity and enhancement of long-term shareholder return. Pursuant to the Plan, Participants may receive Options, SARs, or Other Stock Awards, each as defined herein (collectively referred to as "Awards").

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee as defined in Section 5 shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 8(f) (including transferees of Eligible Grantees to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan (except that ISOs may only be granted to employees of the Company and its Subsidiaries), and more than one Award may be granted to a Participant. Awards may be granted as additions to, alternatives to or replacements of other Awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

     1.4 Compliance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if any Award constitutes or provides for the deferral of compensation within the meaning of Section 409A of the Code, the Award shall comply and be administered in all respects, in such manner as the Committee shall determine to be necessary or appropriate, to conform with the applicable requirements of Section 409A of the Code (and the Treasury Regulations and other applicable guidance promulgated thereunder), the applicable Award Agreement shall include all provisions required for the Award to comply with the applicable requirements of Section 409A of the Code; and those provisions of the Award Agreement shall be deemed to constitute provisions of the Plan. If the Committee grants any Awards or takes any other action that would inadvertently result in the imposition of a penalty on a Participant under
Section 409A of the Code, then the Company, in its discretion, may, to the maximum extent permitted by law, unilaterally rescind ab initio, sever, amend or otherwise modify the grant or action (or any provision of the Award) in such manner as may be necessary for the penalty to be inapplicable or reduced.


                                    SECTION 2
                                OPTIONS AND SARS

     2.1 Definitions.

          (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in Section 422(b) of the Code.

          (b) A stock appreciation right (a "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 8) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted, the Exercise Price for each Option and SAR shall be equal to 100% of the Fair Market Value on the date of grant of the Award.

     2.3 Exercise. An Option and a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b) The Exercise Price shall be payable (i) in cash; (ii) by tendering (by actual delivery of shares) shares of Stock that are acceptable to the Committee, have been held by the participant for at least six months, and were valued at Fair Market Value as of the day the shares are tendered;) (iii) in any combination of cash or shares, as determined by the Committee; or (iv) by any other method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish. Where expressly approved for the Participant by the Committee and when permitted by law (including, without limitation, Section 402 of the Sarbanes-Oxley Act of 2002 and Section 409A of the Code), the Exercise Price may also be paid by a personal note, waiver of compensation, or cancellation of indebtedness.

          (c) To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or a SAR as the Committee determines to be desirable.

                                    SECTION 3
                               OTHER STOCK AWARDS

     3.1 Definitions.  The term "Other Stock Awards" means any of the following:

          (a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

          (b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

          (c) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

          (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b) The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more "Performance Measures." The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on shareholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities, and, solely for an Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code
Section 162(m) of the Code and Treasury Regulations Section 1.162-27.


                                    SECTION 4
                          OPERATION AND ADMINISTRATION

     4.1 Effective Date; Duration. The Plan shall be effective as of the date of its approval by the shareholders of the Company (the "Effective Date"). The Plan shall have a duration of ten years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than ten years from the Effective Date.

     4.2 Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

          (a) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1.0 million shares.

          (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Moreover, if the Exercise Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by surrendering unexercised Options, or if a SAR is exercised, only the number of shares of Stock issued, net of shares of Stock tendered, will be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

          (c) Subject to adjustment in accordance with paragraphs 4.2(d) and 4.2(e), the following additional maximums are imposed under the Plan:

               (i) Subject to the overall maximum number of shares of Stock that may be issued in accordance with Section 4.2(a) of the Plan, the maximum number of shares of Stock that may be issued pursuant to Options intended to be ISOs shall be up to 1.0 million shares;

               (ii) The maximum number of shares of Stock that may be issued in conjunction with Other Stock Awards granted pursuant to Section 3 shall be up to
1.0 million shares;

               (iii) The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 400,000 during any fiscal year; and

               (iv) No more than 400,000 shares of Stock may be subject to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) granted to any one individual during any one fiscal-year period (regardless of when such shares are deliverable).

          (d) If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its shareholders (including without limitation to implement a spinoff) (each, a "Corporate Transaction") then, subject to any required action by the shareholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the shareholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, may, at the discretion of the Committee, be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Stock Award in making the foregoing adjustments. All adjustments made by the Committee under this Section shall be final, conclusive and binding upon the holders of Options, SARs and Stock Awards.

          (e) If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan,
(A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 4.2(e)(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 4.2(e)(i); (B) if Options or other Awards have not already become exercisable under Section 5 hereof, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan (including Section 5 hereof) or his
individual  Option  or  SAR  agreement;   provided,   further,   that  any  such
cancellation pursuant to this Section 4.2(e) shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

          (f) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (g) Any adjustments pursuant to Section 4.2(e) shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

          (h) Except as hereinbefore expressly provided in this Section 4, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

          (i) The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock. If any action described in the preceding sentence results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

     4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant or by an election to have shares withheld, but only to the extent of the minimum amount required to be withheld under applicable law.

     4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.6 Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish. Notwithstanding the foregoing, the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to an Option or SAR Award may be granted only if such right is explicitly set forth in an arrangement that is separate from the underlying Award and that complies with the requirements of Section 409A of the Code and the Treasury Regulations and other guidance promulgated thereunder.

     4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

     4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the

Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.13 Limitation of Implied Rights.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor shall it give any non-employee any rights to retain any relationship with the Company, nor shall any Participant have any right or claim to any benefit under the Plan, unless such right or claim has been granted and specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

                                    SECTION 5
                                    COMMITTEE

     5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, are outside Directors within the meaning of Code Section 162(m) and found to be "independent" by the Board of Directors, in accordance with applicable NASDAQ standards (currently defined in Rule 4200 of the NASD Manual). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, bearing in mind any applicable NASDAQ Shareholder approval rule. Unless otherwise determined by the Board, the Company's Compensation Committee shall be designated as the "Committee" hereunder.

     5.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares or other consideration covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards to determine whether an Award, will be jointly, singly, or in combination with other Awards, or as replacements or alternatives to other Awards, and subject to the restrictions imposed by
Section 6, to cancel or suspend Awards, to correct any defect, supply any omission, or reconcile any inconsistency, and to waive or otherwise modify any vesting or other restrictions contained in the Plan or any Awards. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed ten years; further provided, that the Committee shall not amend any Award if or to the extent that such amendment would cause such Award to be subject to taxation under Section 409A of the Code.

          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

     5.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.


                                    SECTION 6
                            AMENDMENT AND TERMINATION

          (a) The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without shareholder approval:

               (i) any increase in the number of shares that may be delivered under the Plan (except by certain adjustments provided for under the Plan);

               (ii) any change in the class of persons eligible to receive Awards under the Plan;

               (iii) any change in the requirements of Section 2.2 hereof regarding the Exercise Price;

               (iv) any other amendment to the Plan that would require approval of the Company's shareholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 4.2(d) shall not be subject to the foregoing limitations of this Section 6.

          (b) Awards may not be granted under the Plan after the date of termination of the Plan, but Awards granted prior to that date shall continue to be exercisable or vest according to their terms.

          (c) The Committee may not, without first obtaining shareholder approval, "reprice" outstanding Options or SARs as such term is used by the SEC or otherwise lower their exercise or base prices, or make any material amendment to the Plan in violation of NASDAQ requirements.

                                    SECTION 7
                                CHANGE IN CONTROL


     Subject to the provisions of paragraph 4.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 8:

          (a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.


                                    SECTION 8
                                  DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Affiliated Company. The term "Affiliated Company" means any company controlled by, controlling or under common control with the Company.

          (b) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

          (c) Board. The term "Board" shall mean the Board of Directors of the Company.

          (d) Change in Control. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

               (i) Any "person," including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding "Voting Securities," which is any security which ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

               (ii) The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the shareholders of the Company in their capacities as such immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the shareholders of the Company entitled to vote on such merger or consolidation, the shareholders of the Company as of such record date;

               (iii) If at any time the following do not constitute a majority of the Board of Directors of the Company (or any successor entity referred to in clause (ii) above): Persons who, prior to their election as a Director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of the Company or the Nominating and Corporate Governance Committee thereof; or

               (iv) The Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

Notwithstanding the foregoing provisions of this Section 8(d), an event that would otherwise affect an Other Stock Award that is subject to the provisions of
Section 409A of the Code shall only constitute a Change in Control if such event constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code.

          (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (f) Eligible Grantee. With respect to ISOs, the term "Eligible Grantee" shall mean any employee of the Company or a Subsidiary. With respect to Awards other than ISOs, the term "Eligible Grantee" shall mean any employee, officer of director of the Company or a Subsidiary, and consultants, independent contractors and advisors to the Company or any Subsidiary, provided that such consultants, contractors and advisors provide bona fide services none of which are in connection with the offer or sale of securities in a capital-raising transaction. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

          (g) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, shall be the value of a share of the Company Common Stock determined as follows:

               (i) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

               (ii) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

               (iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

               (iv) if none of the foregoing is applicable, by the Committee in good faith provided that such determination comports with Section 409A of the Code and the Treasury Regulations and other guidance promulgated thereunder.

          (h) Individual Agreement. "Individual Agreement" means a written employment or similar agreement between a Participant and the Company or one of its Subsidiaries or a written Award grant agreement under the Plan.

          (i) Subsidiaries. With respect to ISOs, the term "Subsidiary" means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and with respect to non-ISO Awards, the term "Subsidiary" means any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee, provided that such venture would be considered, for purposes of Section 409A of the Code and the Treasury Regulations and other guidance promulgated thereunder, a member of the "service recipient" group to which the Company belongs.

          (j) Stock. The term "Stock" shall mean shares of common stock of the Company.


                                    SECTION 9
                                  GOVERNING LAW

     This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Minnesota Business Corporation Act shall be applicable.

                                   APPENDIX B

                                 INTERLAND, INC.
                  AUDIT COMMITTEE MISSION STATEMENT AND CHARTER

                           AS AMENDED AND RESTATED IN
                                  FEBRUARY 2006

                                MISSION STATEMENT
                              ---------------------

     The Audit Committee serves as an independent and objective party integral to the Board in its oversight responsibilities. Areas of responsibility include:

     a) Monitoring the Company's accounting and financial reporting processes and internal control systems;

     b) Reviewing and appraising the audit efforts of the Company's independent accountants and, if and when implemented, the Company's internal auditing department;

     c) Reviewing compliance with laws and regulations under which the Company is required to operate;

     d) Providing an open avenue of communication among the independent accountants, financial and senior management, any internal auditing department, and the Board of Directors;

     e) Pre-approve permissible non-audit services to be performed for the Company by its independent public accountants; and

     f) Be responsible for the appointment, compensation, retention and oversight of the work of the independent accountants, which audit the Company's financial statements or perform other audit, review or attest services for the Company.

                                     CHARTER


     Committee Composition. The Audit Committee shall consist of three or more directors who meet the independence and experience requirements of the NASDAQ and the SEC. The members of the Audit Committee shall be appointed by the Board.

     In selecting members of the Audit Committee, the Board of Directors shall appoint at least one member (a) who has (1) an understanding of generally accepted accounting principles and financial statements, (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (3) experience in preparing, auditing, analyzing or evaluating financial statements generally comparable to those of the Company or experience actively supervising someone engaged in such activities, (4) an understanding of internal controls over financial reporting, and (5) an understanding of Audit Committee function; and (b) who has acquired such attributes through education or experience of the type described in Item 401 of Regulation S-K as adopted by the Securities and Exchange Commission.

     Special Consultants. The Audit Committee shall have the authority to retain and appropriate funds to compensate special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Reports. The Audit Committee shall make regular reports to the Board.

     Responsibilities. The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter at least annually and submit any proposed changes to this Charter to the Board of Directors for approval.

     2. Be responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accounting firm shall report directly to the Audit Committee, although it is ultimately accountable to the Audit Committee, the Board, and the Shareholders.

     3. Approve fees to be paid to the independent accountants for audit and other services.

     4. Annually evaluate the performance of the independent accountants and, if so determined, replace the independent accountants.

     5. Following such time as the Company maintains an internal audit function, review the appointment and replacement of the senior internal auditing executive, and the significant reports to management prepared by the internal auditing department and management's responses.

     6. Meet at least annually with the Chief Financial Officer, the chief accounting officer, any senior internal auditing executive and the independent accountants in separate executive sessions.

     7. Adopt the Audit Committee Report to Shareholders required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     8. Approve any non-audit services to be provided by the Company's independent accountants which audit the Company's financial statements.

                 Responsibilities with Regard to External Audits

     The Audit Committee shall:

     1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements and assets.

     2. Review annually with the independent accountants, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     3. Review the Company's financial results prior to the release of quarterly earnings.

     4. Discuss with management and independent accountants, prior to the filing of reports on Forms 10-Q or 10-K, any significant trends or developments, including the Company's major financial risk exposures and the steps taken to monitor and control such exposures; and major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, internal auditors, or management.

     5. Receive from the independent accountants a formal written statement delineating all the relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1 and any successor standard.

     6. Engage actively in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants; and take, or recommend that Board take, appropriate action to oversee the independence of the independent accountants.

     7. Obtain from the independent accountants assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     8. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     9. Review with the independent accountants any problems or difficulties the independent accountants may have encountered and any management letter(s) provided by the independent accountants and the Company's response to such letter(s). Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b) Any changes required in the planned scope of the audit.

          (c) Following such time as the Company maintains an internal audit function, the internal audit department responsibilities, budget and staffing.

                           Compliance Responsibilities

     The Audit Committee shall:

     1. Obtain reports from management, the Company's senior internal auditing executive (if any), and the independent accountants that the Company's subsidiaries are in conformity with applicable legal requirements and any applicable code of conduct.

     2. Advise the Board with respect to the Company's  policies and  procedures
regarding   compliance  with  applicable  laws  and  regulations  and  with  any applicable code of conduct.

     3. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and governmental regulations. This is the responsibility of management and the independent accountants. Except as specifically expressed herein, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and any applicable code of conduct.

     The Company shall provide appropriate funds, as determined by the Audit Committee, for the payment of compensation to the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer; and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                        VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                        Use the Internet to transmit your voting
                                        instructions and for electronic delivery
                                        of   information  up  until  11:59  P.M.
                                        Eastern Time the day before the cut-off
INTERLAND, INC.                         date or  meeting  date.  Have your proxy
303 PEACHTREE CENTER AVENUE             card in hand  when  you  access  the web
SUITE 500                               site  and  follow  the  instructions  to
ATLANTA, GEORGIA 30303                  obtain  your  records  and to  create an
                                        electronic   voting   instruction  form.

AUTO DATA PROCESSING                    ELECTRONIC     DELIVERY     OF    FUTURE
INVESTOR COMM SERVICES                  SHAREHOLDER  COMMUNICATIONS
ATTENTION:                              If you would  like to  reduce  the costs
TEST PRINT                              incurred by  Interland,  Inc. in mailing
51 MERCEDES WAY                         proxy  materials,  you  can  consent  to
EDGEWOOD, NY                            receiving  all future proxy  statements,
11717                                   proxy    cards   and   annual    reports
                                        electronically   via   e-mail   or   the
                                        Internet.  To  sign  up  for  electronic
                                        delivery, please follow the instructions
                                        above to vote  using the  Internet  and,
                                        when  prompted,  indicate that you agree
                                        to   receive   or   access   shareholder
                                        communications electronically in future years.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                        VOTE BY MAIL
                                        Mark,  sign and date your proxy card and
                                        return it in the  postage-paid  envelope
                                        we  have   provided   or  return  it  to
                                        Interland,  Inc.,  c/o ADP,  51 Mercedes
                                        Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]                                 KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
INTERLAND, INC.                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTION OF DIRECTORS:
                                                      FOR     WITHHOLD   FOR ALL    To withhold authority to vote, mark "FOR ALL
                                                      ALL        ALL     EXCEPT     EXCEPT" and write the nominee's name or names
                                                                                    on the line below.
1. 01) John B. Balousek        05) Alex Kazerani
   02) John Patrick Crecine    06) Robert Lee         [ ]       [ ]       [ ]       _____________________________________________
   03) Efrem Gerszberg         07) Robert T. Slezak
   04) Seymour Holtzman        08) Jeffrey M. Stibel

VOTE ON PROPOSALS                                                                                 FOR   AGAINST   ABSTAIN

2. APPROVAL OF AMENDMENT TO INTERLAND, INC.'S ARTICLES OF INCORPORATION TO
   INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK                                       [ ]      [ ]     [ ]

3. APPROVAL OF INTERLAND, INC'S 2006 EQUITY INCENTIVE PLAN                                        [ ]      [ ]     [ ]

and in their discretion, upon such other matter or matters which may properly
come before the Annual Meeting.                                                      AUTO DATA PROCESSING
                                                                                     INVESTOR COMM SERVICES
                                                                                     ATTENTION:
(This Proxy should be voted, signed, and dated by the shareholder(s)                 TEST PRINT
exactly as his or her name appears hereon, and returned promptly in                  51 MERCEDES WAY
the enclosed envelope.  Persons signing in a fiduciary capacity should               EDGEWOOD, NY
so indicate.  If shares are held by joint tenants or as community property,          11717
all persons having an interest therein should sign.)




__________________________________  ______________     __________________________________  __________________
Signature [PLEASE SIGN WITHIN BOX]  Date               Signature [Joint Owners)            Date

--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                 INTERLAND, INC.
         303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GEORGIA 30303
                       2006 ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 31, 2006

     The undersigned shareholder(s) of Interland, Inc., a Minnesota corporation, hereby acknowledges receipt of the Notice of 2006 Annual Meeting of Shareholders and the Proxy Statement, each dated March 8, 2006, and hereby appoints Jeffrey
M. Stibel, Gonzalo Troncoso and Jonathan B. Wilson, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Shareholders of Interland, Inc., to be held on March 31, 2006, at 10:00 a.m. Eastern time, at the Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), and to vote, as designated on the proposals listed on the reverse side, all shares of Interland, Inc. common stock which the undersigned would be entitled to vote, if then and there personally present, on the proposals listed on the reverse:

     The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR items 1, 2 and 3 listed on the reverse side. If any other matters properly come before the Annual Meeting, the persons named in this Proxy will vote in their discretion. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee whom shall be designated by the then present board of directors to fill the vacancy or for the balance of those nominees named without a substitute.